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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Oshkosh Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Oshkosh Corporation

December 12, 2014

Dear Fellow Oshkosh Corporation Shareholder:

              We extend a personal invitation for you to join us at our Annual Meeting of Shareholders on Tuesday, February 3, 2015 at 8:00 a.m. (Central Standard Time) at the Oshkosh Convention Center, 2 North Main Street, Oshkosh, Wisconsin 54901.

              At the Annual Meeting, we will ask you to: (1) elect eleven directors; (2) ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending September 30, 2015; (3) approve, by advisory vote, the compensation of our named executive officers; and (4) take action upon any other business as may properly come before the Annual Meeting.

              Your management team will provide a business review at the Annual Meeting, including an update on the progress we have made on the execution of our MOVE strategy. On October 31, 2014, we announced that we estimate that our MOVE strategy will deliver adjusted earnings per share from continuing operations of $4.00 - $4.25 in fiscal 2015, solidly within our original earnings per share target range for fiscal 2015 that we announced at our 2012 Analyst Day (these are non-GAAP amounts; see Attachment A to the Proxy Statement for a reconciliation to GAAP amounts). We will also answer your questions.

              The accompanying materials include the Notice of Annual Meeting of Shareholders and Proxy Statement. The Proxy Statement provides background on the business that we will conduct at the Annual Meeting, as well as further information about our company. We ask that you consider this information when you vote your shares.

              On December 12, 2014, we mailed to our shareholders the Notice of Internet Availability of Proxy Materials. That Notice contains instructions on how to access our 2014 Proxy Statement and 2014 Annual Report and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how our shareholders may (i) receive a paper copy of the Proxy Statement and Annual Report, if they received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive their Proxy Statement and Annual Report only over the Internet, if they received them by mail this year.

              It is important that your shares are represented at the Annual Meeting. You may vote your shares over the Internet at the website identified in the Notice of Internet Availability of Proxy Materials or via the toll-free telephone number identified in that Notice. If you received a paper copy of the proxy card by mail, you may sign and date the proxy card and return it by mail in the envelope provided. The Notice of Internet Availability of Proxy Materials contains instructions for use of all three methods of voting.

              Thank you very much for your support of Oshkosh Corporation.

Sincerely,

Richard M. Donnelly Chairman of the Board	Charles L. Szews Chief Executive Officer

Oshkosh Corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 12, 2014

              The 2015 Annual Meeting of Shareholders of Oshkosh Corporation will be held at the Oshkosh Convention Center, 2 North Main Street, Oshkosh, Wisconsin 54901 on Tuesday, February 3, 2015 at 8:00 a.m. (Central Standard Time) for the following purposes:

    1.
    To elect eleven directors;

    2.
    To ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending September 30, 2015;

    3.
    To approve, by advisory vote, the compensation of our named executive officers; and

    4.
    To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

              Only Oshkosh Corporation shareholders of record at the close of business on December 5, 2014 are entitled to vote at the Annual Meeting.

              Your vote is very important. Even if you plan to attend the Annual Meeting, we request that you read the accompanying Proxy Statement and vote your shares as soon as possible either over the Internet or via the toll-free telephone number as we describe in the accompanying materials and the Notice of Internet Availability of Proxy Materials. If you received a paper copy of the proxy card by mail, you may sign and date the proxy card and return it by mail in the envelope provided. No postage is necessary if mailed in the United States in the envelope provided. Voting over the Internet, via the toll-free telephone number or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting.

By Order of the Board of Directors,

Bryan J. Blankfield
Executive Vice President, General Counsel and Secretary
Oshkosh Corporation
2307 Oregon Street
Oshkosh, WI 54903-2566

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PROXY STATEMENT

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General Information About the Annual Meeting and Voting

Q&A — Annual Meeting and Voting Procedures

    Q:
    Why am I receiving these materials?

    A:
    This Proxy Statement relates to the solicitation by our Board of Directors of proxies to be voted at our 2015 Annual Meeting of Shareholders for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournments or postponements of the Annual Meeting. We mailed our Notice of Internet Availability of Proxy Materials and we are making available this Proxy Statement on December 12, 2014 to all Oshkosh shareholders of record as of the close of business on December 5, 2014, the record date for voting at the Annual Meeting. We will hold the Annual Meeting on Tuesday, February 3, 2015 at 8:00 a.m. (Central Standard Time) at the Oshkosh Convention Center, 2 North Main Street, Oshkosh, Wisconsin 54901.

    Q:
    Who can attend the Annual Meeting?

    A:
    The Annual Meeting is for our shareholders and invited guests. You may vote shares that you hold in your name as the shareholder of record in person at the Annual Meeting. You may vote shares that you hold beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring such proxy to the Annual Meeting. If your shares are held beneficially in street name and you wish to vote in person at the Annual Meeting, please contact your broker or other agent so that you follow the appropriate procedure.

    Q:
    What constitutes a quorum for the Annual Meeting?

    A:
    To carry on the business of the Annual Meeting, a minimum number of shares of Common Stock, constituting a quorum, must be present. The quorum for the Annual Meeting is a majority of the votes represented by the outstanding shares of our Common Stock. This majority may be present in person or by proxy. Abstentions and "broker non-votes" (when a broker has delivered a proxy but it does not have authority to vote on the proposal in question) are counted as present in determining whether or not there is a quorum.

    Q:
    Who is entitled to vote?

    A:
    All shareholders of record of our Common Stock as of the close of business on December 5, 2014, the record date for voting at the Annual Meeting, are entitled to vote at the Annual Meeting. On the record date, 78,128,443 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

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    Q:
    How many votes are required to pass each of the proposals?

    A:
    Proposal 1: Election of Directors. The eleven nominees for director who receive the most votes of all votes cast for directors will be elected. Abstentions, votes withheld and broker non-votes will not constitute "votes cast." As we discuss more fully below, we have a form of majority voting for director elections. In the absence of a contested election, pursuant to the majority voting provisions of our By-Laws, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" such election must promptly tender his or her resignation to the Chairman of the Board.

    Proposal 2: Ratification of the appointment of Deloitte & Touche LLP. The votes cast "for" must exceed the votes cast "against" to approve the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending September 30, 2015. Abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in the calculation of "votes cast."

    Proposal 3: Advisory vote on executive compensation. The votes cast "for" this proposal must exceed the votes cast "against" to approve, by advisory vote, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and accompanying compensation tables contained in this Proxy Statement. Abstentions and broker non-votes do not constitute a vote "for" or "against" the proposal and will be disregarded in the calculation of "votes cast."

    Q:
    Who is soliciting my vote?

    A:
    In this Proxy Statement, our Board is soliciting your vote for matters being submitted for shareholder approval at the Annual Meeting. Giving us your proxy means that you authorize the proxy holders identified on the proxy card to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also abstain from voting. If you sign and return a proxy card by mail but do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of our Board, including in favor of our Board's nominees for election to the Board. If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies on the proxy card will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

    Q:
    How does our Board recommend shareholders vote?

    A:
    Our Board unanimously recommends that you vote:

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    FOR the election of the following eleven individuals nominated by our Board for election as directors: Richard M. Donnelly, Peter B. Hamilton, Kathleen J. Hempel, Leslie F. Kenne, Stephen D. Newlin, Craig P. Omtvedt, Duncan J. Palmer, John S. Shiely, Richard G. Sim, Charles L. Szews and William S. Wallace;

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PROXY STATEMENT

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      FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2015; and

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      FOR the proposal to approve, by advisory vote, the compensation of our named executive officers.

    Q:
    What is the difference between a shareholder of record and a beneficial owner of shares?

    A:
    If your Common Stock is held directly in your name with our transfer agent, Computershare Shareowner Services, you are considered a "shareholder of record" with respect to those shares. If this is the case, the Notice of Internet Availability of Proxy Materials has been provided directly to you.

    If your Common Stock is held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of the shares held for you in what is known as "street name." If this is the case, the Notice of Internet Availability of Proxy Materials and a voting instruction form should have been provided to you by your brokerage firm, bank or other nominee, or their agent, which is considered the shareholder of record with respect to these shares. As a beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote the shares. However, the voting instruction form you received from your brokerage firm, bank or other nominee, or their agent, is not a valid proxy card and will not be accepted for voting purposes at the Annual Meeting.

    Q:
    Will my shares be voted if I do nothing?

    A:
    If you are a shareholder of record, you must submit your proxy by telephone or Internet, sign and return a proxy card, or attend the Annual Meeting in person for your shares to be voted. If you are a beneficial owner of shares and your shares are held in "street name," your bank, broker, trustee or nominee will not be able to vote your shares at the Annual Meeting on "non-routine matters," as defined by the New York Stock Exchange, unless you instruct them how you want your shares to be voted. The New York Stock Exchange currently considers only the ratification of the appointment of Deloitte & Touche LLP as our company's independent registered public accounting firm for fiscal 2015 to be a routine matter. If your shares are held in street name, your broker, bank or nominee has provided you the Notice of Internet Availability of Proxy Materials and a voting instruction form. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction form to ensure that your shares are represented and voted at the Annual Meeting.

    Q:
    How do I vote?

    A:
    On December 12, 2014, we mailed our Notice of Internet Availability of Proxy Materials, which includes instructions for accessing this Proxy Statement and our 2014 Annual

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        Report via the Internet, as well as voting instructions for our shareholders. You can vote in one of the following ways:

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      Via the Internet — Shareholders can simplify their voting by voting their shares via the Internet as instructed in the Notice of Internet Availability of Proxy Materials or in the voting instruction form sent to them by their bank, broker, trustee or nominee. The Internet procedures are designed to authenticate a shareholder's identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting facilities for shareholders of record are available 24 hours a day. Voting via the Internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

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      By Telephone — Shareholders can vote their shares by a toll-free telephone number by following the instructions provided in the Notice of Internet Availability of Proxy Materials or in the voting instruction form sent to them by their bank, broker, trustee or nominee. The telephone voting procedures are designed to authenticate a shareholder's identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Telephone voting for shareholders of record is available 24 hours a day. Voting by telephone authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

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      By Mail — Shareholders of record who have received a paper copy of a proxy card by mail may submit proxies by completing, signing and dating their proxy card and mailing it in the accompanying pre-addressed envelope. Proxy cards submitted by mail must be received by the time of the Annual Meeting for your shares to be voted.

      Shareholders who are beneficial owners who have received a voting instruction form from their bank, broker, trustee or nominee may return the voting instruction form by mail as set forth on the form.

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      In Person — Shares held in your name as the shareholder of record may be voted by you in person at the Annual Meeting. Shares owned beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares at the Annual Meeting. You will need to bring such proxy to the Annual Meeting for review by the inspector of election. If you vote by proxy and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you wish to change your vote. Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance by proxy using one of the methods described above. Directions to the Annual Meeting are available at: www.proxyvote.com.

    Q:
    What if I receive more than one Notice of Internet Availability of Proxy Materials?

    A:
    If you receive more than one Notice of Internet Availability of Proxy Materials, it may mean that you hold shares of Oshkosh Common Stock in more than one account. To vote in accordance with the Board's recommendations, you must vote using one of the methods described above for EACH account in which you hold shares.

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    Q:
    How can I revoke my proxy?

    A:
    If you are a shareholder of record, you can change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by doing any of the following: (1) you can vote by telephone or Internet at a later date; (2) you can execute and deliver a valid proxy with a later date; (3) you can notify our Secretary in writing at Secretary, Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566 that you have revoked your proxy; or (4) you can vote in person by written ballot at the Annual Meeting.

    If you are a beneficial owner of your shares and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee in accordance with that entity's procedures, or you can vote in person at the Annual Meeting with a legal proxy form from the entity that holds your shares giving you the right to vote the shares. If you vote the same shares by more than one method or vote multiple times with respect to the same shares using the same method, only the last-dated vote that is received will be counted, and each previous vote will be disregarded.

    Q:
    How do I vote if I am an employee participating in the Oshkosh Corporation Employee Stock Purchase Plan?

    A:
    If you are an employee of Oshkosh Corporation or one of our subsidiaries and participate in our Employee Stock Purchase Plan, the Notice of Internet of Availability of Proxy Materials that you received indicates the aggregate number of shares of Common Stock credited to your account under that Plan as of December 5, 2014, the record date for voting at the Annual Meeting. If you timely submit a proxy via the Internet, by telephone or by mail, your shares will be voted as you direct.

    Q:
    Who counts the votes?

    A:
    The independent inspector of election will tabulate the votes cast at the Annual Meeting.

Additional Information Regarding the Annual Meeting

Additional Matters to Come Before the Annual Meeting

              Pursuant to our By-Laws, a shareholder who intended to make a qualifying nomination for election to our Board of Directors or to present business, other than a shareholder's proposal pursuant to Rule 14a-8, at the Annual Meeting was required to submit written notice that our Secretary received no later than October 29, 2014. We did not receive any such nominations, and no other nominations for election to our Board may be made by shareholders at the Annual Meeting. Further, we did not receive notice of any other business, and management knows of no matters other than those stated that are likely to be brought before the Annual Meeting. However, in the event that any other matter shall properly come before the Annual Meeting, it is the intention of the persons named in the forms of proxy to vote the shares represented by each such proxy in accordance with their judgment on such matters.

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PROXY STATEMENT

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 Shareholders Intending to Present Business at the 2016 Annual Meeting

  Shareholder Proposals

              All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (Rule 14a-8) for presentation at the 2016 Annual Meeting must be received at our offices located at P.O. Box 2566, Oshkosh, Wisconsin 54903-2566, by August 14, 2015 for inclusion in the proxy statement for our 2016 Annual Meeting.

  Shareholder Director Nominations; Other Business

              A shareholder who intends to present business, other than a shareholder's proposal pursuant to Rule 14a-8, or nominate a director at the 2016 Annual Meeting must comply with the requirements set forth in our By-Laws. Among other things, a shareholder must give written notice to our Secretary not less than 45 days and not more than 70 days prior to the first anniversary of the date on which we first made the proxy materials for our 2015 Annual Meeting available to shareholders. Therefore, since we are making this Proxy Statement available on December 12, 2014, we must receive notice of a shareholder's intent to present business, other than pursuant to Rule 14a-8, or nominate a director at the 2016 Annual Meeting no sooner than October 3, 2015, and no later than October 28, 2015.

              If the notice is received after October 28, 2015, then we are not required to present such proposal at the 2016 Annual Meeting because the notice will be considered untimely. If our Board of Directors chooses to present such a shareholder's proposal submitted after October 28, 2015 at the 2016 Annual Meeting, then the persons named in proxies solicited by our Board of Directors for the 2016 Annual Meeting may exercise discretionary voting power with respect to such proposal.

              The Governance Committee will consider individuals recommended by shareholders for nomination as a director for available seats on our Board if the shareholder complies with the additional procedures for recommendations described under "Governance of the Company — Governance Committee."

Delivery of Proxy Materials

              As described in the Notice of Internet Availability of Proxy Materials that you received, the Notice of Annual Meeting of Shareholders, this Proxy Statement and our 2014 Annual Report to Shareholders are available online at www.proxyvote.com.

              Pursuant to the rules of the SEC, services that deliver our communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of our Notice of Internet Availability of Proxy Materials, Annual Report to Shareholders and Proxy Statement. Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials, Annual Report to Shareholders and/or Proxy Statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify us of their requests by calling or writing Ms. Margaret Wacholtz, Oshkosh Corporation, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566, (920) 235-9151 ext. 22889.

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 Proxy Solicitation Matters

              We will bear the cost of soliciting proxies, including printing and mailing this Proxy Statement, if you request a printed copy of the proxy materials, and the Notice of Internet Availability of Proxy Materials. Proxies may be solicited personally, by email, by mail or by telephone by certain of our directors, officers, regular employees or representatives. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials to, and obtaining instructions relating to such materials from, beneficial owners of Oshkosh's Common Stock. Additionally, we have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist us in connection with soliciting proxies for the Annual Meeting. We will pay Innisfree M&A Incorporated a fee of $15,000, plus reimbursement of out of pocket expenses.

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SUMMARY INFORMATION

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              To assist you in reviewing the proposals to be acted upon, including the election of directors and the non-binding advisory vote to approve the compensation of our named executive officers, we call your attention to the following information about our fiscal 2014 financial performance. The following description is only a summary. For more complete information about our fiscal 2014 financial performance, please review our 2014 Annual Report and this entire Proxy Statement.

Business Highlights

              Oshkosh Corporation is a leading global specialty vehicle and vehicle body manufacturer with a long track record of growth. Our products are known for their high quality and reliability on the job and are used around the world in difficult and challenging environments. We generally lead in our markets with the leading brand by sales. We are proud to be enablers of Moving the World at Work.

              Over the period from fiscal 1997 through fiscal 2014, our sales and operating income grew at compound annual growth rates of 14.5% and 18.3%, respectively. Although we have been facing a significant downturn in what has historically been our largest segment — Defense — where U.S. defense spending has continued to decline over the last few years, we are successfully executing on the roadmap we presented to shareholders regarding our plans to overcome the Defense downturn and create value for shareholders. We first communicated the roadmap in detail to shareholders at our September 14, 2012 Analyst Day when we introduced details of our MOVE strategy. The MOVE strategy has supported our goal to nearly double earnings per share from fiscal 2012 to 2015 despite the expected decline in Defense segment earnings of more than 90%. We believe we are succeeding with our strategy, and our expectation for adjusted(1) earnings per share from continuing operations of $4.00 to $4.25 in fiscal 2015 that we announced on October 31, 2014 places us solidly within our original earnings per share target range for fiscal 2015 that we announced at our 2012 Analyst Day.

              The four key components of our MOVE strategy described at our 2012 Analyst Day include:

      Market Recovery and Growth ("M" initiative). The opportunity for recovery from a deep economic downturn is evident in our non-defense businesses and is expected to support our efforts to overcome the downturn in our defense business. While we assumed a modest market recovery from fiscal 2012 to fiscal 2015, recovery has been even slower than our expectations. Fortunately, we have been able to overcome much of this "M" impact through initiatives and improvements we are making throughout our company.

      Optimize Cost and Capital Structure ("O" initiative). We have been aggressively attacking our costs and targeting 250 basis points of incremental consolidated operating income margin by fiscal 2015 compared to fiscal 2011. Our targeted increase in consolidated operating income margin is not dependent on sales volume increases, and we intend to realize this margin increase without negatively affecting our customers or brands. We have been outperforming on this initiative throughout the duration of our MOVE strategy, and we expect to exceed our cumulative margin improvement goal in fiscal 2015. In addition, we

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On October 31, 2014, we announced our expectation for earnings per share from continuing operations on a GAAP basis in fiscal 2015 of $3.89 to $4.14. This Proxy Statement and the accompanying letter to shareholders include non-GAAP results. See "Non-GAAP Financial Measures" in Attachment A to this Proxy Statement for a reconciliation to GAAP results.

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      have acted on opportunities to optimize our capital structure by reinstating and subsequently increasing our quarterly cash dividend and opportunistically repurchasing more than 14 million shares of our Common Stock since we announced our MOVE strategy at our 2012 Analyst Day at prices we believe have represented good return on investment opportunities for our shareholders.

      Value Innovation ("V" initiative). We seek to expand sales and margins by leading our core markets in the introduction of new or improved products and new technologies. In fiscal 2014, we accelerated the pace of new product launches, and we believe we will maintain a strong pace into fiscal 2015, allowing us to deliver more than our goal of $350 million of incremental annual revenue from new product launches in fiscal 2015 compared to fiscal 2012.

      Emerging Market Expansion ("E" Initiative). We expect to grow our international business to derive 25% of our revenues from outside of the United States by fiscal 2015 and 30% by fiscal 2016. Through actions such as growth in sales and service offices, expanded manufacturing operations, forward deployed business development professionals, and new products, we expect to achieve this goal. We demonstrated that we are on our way with 22.9% of sales derived from outside of the United States in fiscal 2014, up from 21.3% in fiscal 2013.

Execution of Our MOVE Strategy Generated Substantial Shareholder Value in Our Company in Fiscal 2014

              The execution of our MOVE strategy led to strong performance in our non-defense segments in fiscal 2014, where operating income grew by a combined 52%. Despite difficult market conditions, we delivered better than expected financial results in fiscal 2014, with adjusted(1) earnings per share surpassing the high end of our initial earnings per share estimate range for fiscal 2014 by $0.22. Highlights of our fiscal 2014 performance include:

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  Increased operating income margins.  We increased operating income margins in all of our non-defense segments in fiscal 2014, including a 210 basis point increase in our largest segment, Access Equipment, where we delivered the highest margin for a full year that we have ever recorded at 14.3%. In our Commercial segment, higher sales, led by a recovering U.S. concrete mixer market, and our focus on product, process and overhead cost reductions led to an operating income margin of 6.2%, which is the highest we have recorded in this segment since fiscal 2007.

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  Strong new product offerings.  We launched more than 20 new products across our company in fiscal 2014. In our Access Equipment segment, we launched eight new products, including our industry-leading 185' aerial work platform, at the ConExpo construction equipment show in March. In our Commercial segment, we launched our CNG-powered front discharge concrete mixer, an updated state of the art touch screen control pad for concrete mixers and the industry's lightest weight front end loader refuse collection vehicle, the Pacific Ultra series. In our Fire & Emergency segment, we launched three new chassis at the FDIC fire instructors' conference in April: the new Storm, as well as the reintroduced Saber and Enforcer. The Saber and Enforcer have already generated

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  strong customer orders in our Fire & Emergency segment. And finally, in our Defense segment, we launched three new variants to our industry-leading, life-saving M-ATV, for international customers, and we are competing for the U.S. Department of Defense's (DoD) Joint Light Tactical Vehicle (JLTV) program, which could involve potential revenues of more than $9 billion over eight years for the contract award winner. We expect a contract award announcement from our DoD customer in August 2015.

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  Advanced deployment of the Oshkosh Operating System.  During the past two years, we provided foundational training for more than 11,000 employees and contractors in elements of the Oshkosh Operating System (OOS), a customer-centric lean business system. We believe OOS provides us with the tools to deliver on our growth roadmap and will continue to do so for the foreseeable future as our customer-first culture becomes more deeply ingrained in our company. The progress we have made thus far in implementing OOS and the resulting maturation of our operating processes are impressive.

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  Exercised prudent capital allocation.  We maintained a responsible leverage ratio and repurchased over 8.3 million shares of our Common Stock in fiscal 2014 at a cost of approximately $400 million. In addition, on October 31, 2014, we announced an increase of 13.3% in our quarterly cash dividend to $0.17 per share. We expect to fund further share repurchases and cash dividends through a combination of cash on hand and expected cash flow from operations.

              We believe that our strong performance in fiscal 2014 demonstrates that MOVE is delivering its intended results for shareholders and that we have created a strong foundation to again deliver value for shareholders in fiscal 2015, with expected adjusted(1) earnings per share from continuing operations of $4.00 - $4.25 that we announced on October 31, 2014 representing growth of 10% to 17% in fiscal 2015.

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              This Proxy Statement and the accompanying letter to shareholders contain statements that we believe to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements regarding our future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations, are forward-looking statements. When used in this Proxy Statement, words such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," "should," "project" or "plan" or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the cyclical nature of our access equipment, commercial and fire & emergency markets, which are particularly impacted by the strength of U.S. and European economies; the strength of emerging market growth and projected adoption rates of work at height machinery; the expected level and timing of DoD and international defense customer procurement of products and services and funding thereof; risks related to reductions in government expenditures in light of U.S. defense budget pressures, sequestration and an uncertain DoD tactical wheeled vehicle strategy, including our ability to successfully manage the cost reductions required as a

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result of lower customer orders in the defense segment; our ability to win a U.S. JLTV production contract award and large international defense contract awards; our ability to increase prices to raise margins or offset higher input costs; increasing commodity and other raw material costs, particularly in a sustained economic recovery; risks related to facilities consolidation and alignment, including the amounts of related costs and charges and that anticipated cost savings may not be achieved; global economic uncertainty, which could lead to additional impairment charges related to many of our intangible assets and/or a slower recovery in our cyclical businesses than we or equity market expectations; risks related to the collectability of receivables, particularly for those businesses with exposure to construction markets; the cost of any warranty campaigns related to our products; risks related to production or shipment delays arising from quality or production issues; risks associated with international operations and sales, including foreign currency fluctuations and compliance with the Foreign Corrupt Practices Act; our ability to comply with complex laws and regulations applicable to U.S. government contractors; the impact of severe weather or natural disasters that may affect us, our suppliers or our customers; cyber security risks and costs of defending against, mitigating and responding to a data security breach; and risks related to our ability to successfully execute on our strategic road map and meet our long-term financial goals. Additional information concerning these and other factors is contained in our filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Proxy Statement. We assume no obligation, and disclaim any obligation, to update information contained in this Proxy Statement.

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Proposal 1: Election of Directors

Background to Board's Recommendation for Director Nominees

              Our Board has nominated each of our eleven current directors for reelection at the Annual Meeting to hold office until the next annual meeting and the election of his or her successor. Each nominee has agreed to be named in this Proxy Statement and to serve on our Board of Directors if reelected.

              The selection of nominees to stand for election to our Board is the result of a robust process that is guided by our Board's commitment to the long-term strategy of continually strengthening the skill, experience and diversity of our Board. The candidates that our Board has nominated this year are experienced members of our Board of Directors, and each brings significant relevant experience developed in varied environments utilizing the skills and expertise that have made them successful business leaders. As a result, our Board's director nominees have demonstrated that they are prepared to continue to contribute to our Board and represent the interests of our shareholders.

              With the exception of our Chief Executive Officer, all members of our Board are independent as defined by New York Stock Exchange (NYSE) listing standards. Since 2010, we have added six independent directors who have brought valuable and varied experience in distinct and critical areas of our businesses, each providing a fresh perspective on our Board. In 2010 and 2011, we enhanced our Board's defense industry expertise by selecting Gen. (Ret.) William S. Wallace and Lt. Gen. (Ret.) Leslie F. Kenne, who are retired generals in the United States Army and Air Force, respectively. In 2011, we added Messrs. Peter B. Hamilton and Duncan J. Palmer, each of whom brings an extensive financial background to our Board as a former Chief Financial Officer of a publicly-traded company. At the 2012 Annual Meeting, our shareholders elected Mr. John S. Shiely, the former Chairman and Chief Executive Officer of Briggs & Stratton Corporation. Mr. Shiely brings extensive public company leadership experience as well as legal and administrative experience to our Board. At the 2013 Annual Meeting, our shareholders elected to the Board Mr. Stephen D. Newlin, then Chairman, President and Chief Executive Officer of PolyOne Corporation. Mr. Newlin brings public company board of directors experience and extensive knowledge and experience with respect to international issues to our Board. While these and other directors provide a fresh perspective, given the extreme cyclical nature of some of our markets, we have learned that having a small number of highly-tenured directors who have seen not only the changes in the company, but also changes in the company's markets, is critical to providing balance for directors whose exposure to both would not exceed one business cycle.

Director Criteria, Background and Experience

              Our Board defines the personal and professional qualifications that nominees to our Board must demonstrate to be nominated to serve on our Board. These criteria are described in detail on the Corporate Governance page under the "About Oshkosh" tab located on our website, www.oshkoshcorporation.com, and on pages 12-25 of this Proxy Statement. We are not including the information contained on our website as part of, or incorporating it by reference into, this Proxy Statement.

              The Governance Committee is tasked with evaluating all current directors and conducting a robust search to identify those potential additional nominees with the skills and qualifications needed to

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ensure that the long-term strategy for the composition of our Board is met. Each potential candidate for nomination is thoroughly vetted against the skills and qualifications that all nominees must possess, with attention to particular competencies recommended to ensure that we will continue to have a board able to serve the interests of the shareholders of a global company with a diverse product line and customer base. The candidates who our Board has nominated this year each exceed the minimum qualifications established by our Board and Governance Committee.

              The name, age, principal occupation and length of service of each of our Board's nominees, together with certain other biographical information and information regarding attributes, qualifications, experience and knowledge that led our Board of Directors to conclude that the nominee should serve or continue to serve as a director of our company, are set forth below. Following the biographical summaries for each nominee is a chart that shows some of the skills and qualifications that our Board considers when identifying potential nominees for election to our Board.

              If for some reason any of our Board's nominees is unable to serve, or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by our Board and, unless you indicate otherwise when voting, your shares will be voted in favor of our Board's remaining nominees. If any substitute nominees are designated by our Board, we will file supplemental proxy materials with the SEC that, as applicable, identify the substitute nominees, disclose that such nominees have consented to being named in the supplemental proxy materials and to serve if elected, and include certain biographical and other information about such nominees required by SEC rules.

Board Recommendation

              Our Board recommends that our shareholders vote FOR the election of the eleven nominees identified below. The recommendation of our Board is based on its carefully considered judgment that the skills, experience, backgrounds and attributes of our Board's nominees make them the best candidates to serve on our Board.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD'S ELEVEN NOMINEES FOR DIRECTOR LISTED BELOW.

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	Oshkosh Committees: • Alternate for all Committees	Former Public Directorships: • Detroit Diesel Corporation • Honsel International Technologies S.A. • Isuzu Limited • Brown & Sharpe • Capstone Turbine
RICHARD M. DONNELLY
Chairman of the Board
Age: 71
Director Since: 2001

              From 1961 until his retirement in 1999, Mr. Donnelly held various positions with General Motors Corporation, a manufacturer of motor vehicles, including most recently as President and Group Executive of General Motors, Europe, a division of General Motors Corporation. From 2000 through 2009, Mr. Donnelly served as an Industrial Partner at RHJ International, a Belgian private equity holding company, where he was responsible for acquiring, managing and selling companies in RHJ International's automotive supply portfolio. Since 2011, Mr. Donnelly has served as an advisor for Celerant Consulting, a business consulting firm based in London, England. He is past Chairman of the Board of Niles Co., Ltd. of Japan, a global switch and sensor supplier, and Honsel International Technologies S.A. of Brussels, Belgium, a global supplier of light alloy castings. Mr. Donnelly has served as our independent Chairman of the Board since our 2011 Annual Meeting of Shareholders. Mr. Donnelly currently serves as a Trustee of Colonial Williamsburg, a living-history museum and private foundation. Last year, Mr. Donnelly was named "Director of the Year" by the National Directors Institute.

              Mr. Donnelly's extensive public company board of directors experience, expertise in the automotive industry, including motor vehicle manufacturing and supply markets, expertise in lean, experience in the private equity industry with buying undervalued companies and selling such companies at a profit upon implementing strategic, positive changes and international experience bring our Board key knowledge and insight considering the markets that our company serves, the challenges that we face and our international growth objectives.

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	Oshkosh Committees: • Audit • Human Resources (Chair)	Public Directorships: • Spectra Energy Corp. • SunCoke Energy, Inc.
PETER B. HAMILTON
Age: 68
Director Since: 2011

              Mr. Hamilton served as Senior Vice President and Chief Financial Officer of Brunswick Corporation, a leading global designer, manufacturer and marketer of recreational products, from 2008 until his retirement in 2013. Mr. Hamilton served as Vice Chairman of the Board of Directors of Brunswick Corporation from 2000 until 2007, during which period he served in various operating positions; as Executive Vice President and Chief Financial Officer of Brunswick Corporation from 1998 to 2000; and as Senior Vice President and Chief Financial Officer of Brunswick Corporation from 1995 to 1998. Prior to joining Brunswick Corporation, Mr. Hamilton served in various positions at Cummins Inc., including Chief Financial Officer, General Counsel and Secretary. Prior thereto, Mr. Hamilton was a partner in a Washington, D.C. law firm, held a number of senior positions in the U.S. federal government and was an officer in the U.S. Navy. Mr. Hamilton is also a director of Spectra Energy Corp. and SunCoke Energy, Inc.

              Mr. Hamilton's extensive experience serving in leadership positions with manufacturing companies, board of directors experience, accounting and financial expertise, including his service as a division president, chief financial officer, general counsel and legal and military experience bring our Board knowledge and insight into overseeing and evaluating the management of our financial and strategic operations.

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	Oshkosh Committees: • Human Resources • Governance	Former Public Directorships: • Whirlpool Corporation • A.O. Smith Corporation • Fort Howard Corporation • Kennametal Inc. • Actuant Corporation • Visteon Corporation
KATHLEEN J. HEMPEL
Age: 64
Director Since: 1997

              Ms. Hempel is the former Vice Chairman and Chief Financial Officer of Fort Howard Corporation, a manufacturer of paper and paper products, a position she held from 1992 until its merger into Fort James Corporation in 1997. Ms. Hempel joined Fort Howard Corporation in 1973 and served in various positions with progressively increasing responsibilities, including serving as Fort Howard Corporation's Vice President — Human Resources. Ms. Hempel has previously served as a member of the board of directors of Whirlpool Corporation, A.O. Smith Corporation, Fort Howard Corporation, Kennametal Inc., Actuant Corporation and Visteon Corporation.

              Ms. Hempel's prior service as a director of our company and prior public company board of directors experience, extensive experience in leadership positions in the manufacturing industry, experience in a multitude of areas including human resources management, accounting and finance, and international experience bring our Board knowledge and insight into overseeing the management of our company's financial, administrative and strategic operations.

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	Oshkosh Committees: • Governance (Chair)	Public Directorships: • Harris Corporation • Unisys Corporation
LESLIE F. KENNE
Age: 67
Director Since: 2010

              Lt. Gen. (Ret.) Kenne is retired from the United States Air Force where she served as the Deputy Chief of Staff, Warfighting Integration at the Pentagon from 2002 until her retirement in 2003. Lt. Gen. (Ret.) Kenne currently acts as an independent consultant to various organizations and businesses serving the U.S. Department of Defense. While in the Air Force, she served as Commander, Electronic Systems Center at Hanscom Air Force Base from 1999 to 2002 and as the Deputy Director and later Director of the Joint Strike Fighter Program at the Pentagon from 1996 to 1999. During her 32-year career in the U.S. Air Force, Lt. Gen. (Ret.) Kenne served in three Pentagon staff positions and directed three major programs: the Low Altitude Navigation and Targeting Infrared System for Night Systems Program, the F-16 System Program and the Joint Strike Fighter Program. Lt. Gen. (Ret.) Kenne currently serves as a director of Harris Corporation and as a director of Unisys Corporation.

              Lt. Gen. (Ret.) Kenne's distinguished military service, extensive experience in managing U.S. Department of Defense acquisition programs and knowledge of military project development programs, and public company board of directors experience bring our Board knowledge and insight into issues our company faces in dealing with key domestic and international customers in the defense industry, which is an important market sector our company serves, and insight into overseeing the management of our company's operations.

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	Oshkosh Committees: • Human Resources	Public Directorships: • Black Hills Corporation • PolyOne Corporation
STEPHEN D. NEWLIN
Age: 61
Director Since: 2013

              Our shareholders elected Mr. Newlin to our Board of Directors at our 2013 Annual Meeting. Mr. Newlin is the Executive Chairman of PolyOne Corporation, a leading global formulator of highly specialized polymer materials, services and solutions. From 2006 to May 2014, Mr. Newlin served as the Chairman, President and Chief Executive Officer of PolyOne Corporation. Mr. Newlin served as President — Industrial Sector of Ecolab, Inc., a global leader in cleaning and sanitizing specialty chemicals, products and services from 2003 to 2006. Mr. Newlin served as President and a director of Nalco Chemical Company, a manufacturer of specialty chemicals, services and systems, from 1998 to 2001 and was Chief Operating Officer and Vice Chairman from 2000 to 2001. Mr. Newlin serves on the Board of Directors of PolyOne Corporation and Black Hills Corporation. Mr. Newlin has previously served as a member of the board of directors of The Valspar Corporation, Stepan Company and Nalco Chemical Company.

              Mr. Newlin's experience as a top executive officer in the specialty chemical industry, public company board of directors experience, and knowledge and experience with respect to international issues as a result of his global work responsibilities bring our Board knowledge and insight into overseeing the management of our company's global strategic operations.

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	Oshkosh Committees: • Audit (Chair)	Public Directorships: • General Cable Corp.
CRAIG P. OMTVEDT
Age: 65
Director Since: 2008

              Mr. Omtvedt served as Senior Vice President and Chief Financial Officer for Fortune Brands, Inc., a leading consumer products company, from 2000 until 2011. He continued as an employee of its successor company, Beam Inc., until his retirement at the end of 2011 and served as an advisor to Beam Inc. through 2012. He joined Fortune Brands in 1989 serving in various capacities, including: Director, Audit; Deputy Controller; Vice President, Deputy Controller and Chief Internal Auditor; Vice President and Chief Accounting Officer; and Senior Vice President and Chief Accounting Officer. Mr. Omtvedt previously served in financial positions of increasing responsibility at both The Pillsbury Company and Sears, Roebuck & Company. In addition, Mr. Omtvedt serves as a director and compensation committee chairman for General Cable Corp. Mr. Omtvedt also served on the board of directors of The Hillshire Brands Company from 2012 until its merger with Tyson Foods, Inc. in August 2014. Mr. Omtvedt is actively involved with the Boys & Girls Club of America, serving as a National Trustee.

              Mr. Omtvedt's public company board of directors experience, extensive experience serving in financial management positions with consumer products manufacturing and retail companies, knowledge of audit practices and international experience bring our Board knowledge and insight into overseeing the management of our financial and strategic operations.

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	Oshkosh Committees: • Audit	Former Public Directorships: • Reed Elsevier Group plc
DUNCAN J. PALMER
Age: 49
Director Since: 2011

              Mr. Palmer served as Chief Financial Officer of Reed Elsevier Group plc, a leading provider of professional information solutions to the science, medical, legal, risk management, and business to business sectors, and its parent companies. Mr. Palmer retired from Reed Elsevier in September 2014. Mr. Palmer was appointed Chief Financial Officer designate and Chief Financial Officer of Reed Elsevier Group plc in 2012. In addition to his position as Chief Financial Officer, Mr. Palmer served on the boards of Reed Elsevier PLC, Reed Elsevier Group plc, and Reed Elsevier N.V. Prior to joining Reed Elsevier, Mr. Palmer spent five years as the Senior Vice President, Chief Financial Officer of Owens Corning. Mr. Palmer had previously spent 20 years with Royal Dutch / Shell Group where he held positions of increasing responsibility, most recently as Vice-President, Upstream Commercial Finance for Shell International Exploration and Production BV and Vice-President Finance Global Lubricants for the Royal Dutch Shell Group of Companies. Mr. Palmer also holds a Masters of Business Administration from the Stanford Graduate School of Business. Mr. Palmer is a dual citizen of the United States and the United Kingdom.

              Mr. Palmer's public company board of directors experience, extensive experience serving in financial leadership positions with manufacturing and commodities companies, accounting and financial expertise, including his service as a chief financial officer, and international experience bring our Board knowledge and insight into overseeing and evaluating the management of our financial and strategic operations.

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	Oshkosh Committees: • Governance	Public Directorships: • Quad/Graphics, Inc. • BMO Financial Corporation
JOHN S. SHIELY
Age: 62
Director Since: 2012

              Mr. Shiely is the retired Chairman and Chief Executive Officer of Briggs & Stratton Corporation; a producer of air cooled gasoline engines for outdoor power equipment. He served as Chairman until 2010 and served as Chief Executive Officer until his retirement in 2009. Prior to becoming Chief Executive Officer in 2001 and Chairman in 2003, Mr. Shiely worked for Briggs & Stratton Corporation in various capacities, including Vice President and General Counsel, Executive Vice President — Administration and President, after joining Briggs & Stratton Corporation in 1986. Mr. Shiely has served as a director of Quad/Graphics, Inc. since 1997 and of BMO Financial Corporation since 2011 and BMO Harris Bank N.A. since 2012. Mr. Shiely also previously served as a director of Marshall & Ilsley Corporation from 1999 until 2011 and of The Scotts Miracle-Gro Company from 2007 until 2013.

              Mr. Shiely's extensive experience as a chief executive officer of a publicly-traded company in the manufacturing sector, his experiences on the boards of directors of various publicly-traded companies, his legal and administrative experience and his experience with managing international business operations bring our Board knowledge and insight into overseeing and evaluating the management and operations of our company.

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	Oshkosh Committees: • Audit	Former Public Directorships: • Actuant Corporation • APW, Ltd. • Falcon Building Products Inc. • Gehl Company • Hein-Werner Corporation • IPSCO, Inc.
RICHARD G. SIM
Age: 70
Director Since: 1997

              Mr. Sim is currently the Managing Partner of Iona Partners LLC, a financial investment company. Additionally, Mr. Sim is a partner in Centaur Forge LLC, a distributor and manufacturer of farrier and blacksmith products, and a director of Rapid Air Systems Inc., a manufacturer of subsystems for the air bed mattress industry. From 1998 until 2003, Mr. Sim was Chairman, President and Chief Executive Officer of APW, Ltd., an electronics contract manufacturer. Mr. Sim served as Chairman and a member of the board of directors of Actuant Corporation (formerly Applied Power, Inc.), a manufacturer of hydraulic equipment, from 1988 until 2002 and served as Chief Executive Officer of Actuant from 1986 until 2000. Mr. Sim has also served on the boards of directors of Hein-Werner Corporation, Gehl Company, IPSCO, Inc. and Falcon Building Products Inc.

              Mr. Sim's public company board of directors experience, extensive experience serving in leadership positions with manufacturing companies, prior service as a director of a steel company (the largest commodity that our company purchases), prior service as a chief executive officer and international experience bring our Board knowledge and insight into overseeing and evaluating the management and operations of our company.

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	Oshkosh Committees: • None	Public Directorships: • Commercial Metals Company
CHARLES L. SZEWS
Age: 58
Director Since: 2007

              Mr. Szews currently serves as our Chief Executive Officer, a position he has held since January 1, 2011. Mr. Szews joined our company in 1996 as Vice President and Chief Financial Officer. He was appointed Executive Vice President in 1997 and President and Chief Operating Officer in 2007. He was appointed President and Chief Executive Officer in 2011. As a consequence of the appointment of Wilson R. Jones as President and Chief Operating Officer of the Company, commencing August 1, 2012, Mr. Szews no longer holds the title of President. Prior to joining our company, Mr. Szews spent eight years at Fort Howard Corporation holding a series of executive positions. Prior to Fort Howard Corporation, Mr. Szews was an auditor with Ernst & Young serving in various offices and capacities over a ten-year period. Mr. Szews was also a director of Gardner Denver, Inc. from 2006 until its sale in 2013, where he served as chairman of the audit committee and a member of the nominating and governance committee. In October 2014, Mr. Szews was elected to the board of directors of Commercial Metals Company.

              Mr. Szews' current and prior service as a director of our company and other publicly-traded companies, extensive experience in financial and audit matters and service as our Chief Executive Officer, our Chief Operating Officer, our Chief Financial Officer and in various other senior executive positions with our company bring the Board knowledge and insight into our company's global operations and a thorough understanding of our products and markets and our company's dealings with our customers.

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	Oshkosh Committees: • Human Resources	Public Directorships: • CACI International Inc.
WILLIAM S. WALLACE
Age: 68
Director Since: 2011

              Gen. (Ret.) Wallace currently acts as an independent consultant to various organizations and businesses serving the U.S. Department of Defense. He served as the Commanding General of the U.S. Army Training and Doctrine Command from 2005 to 2008. Prior to that, he served as the Commanding General of the Joint Warfighting Center U.S. Joint Forces Command from 1999 to 2001, as Commanding General of the Fifth U.S. Corps in Germany and Iraq from 2001 to 2003, and as Commanding General of the U.S. Army Combined Army Center at Fort Leavenworth, Kansas from 2003 to 2005. During his almost 40-year career in the Army, he served in multiple roles and had diverse duties ranging from responsibility for the development and distribution of joint forces training policy and joint forces doctrine while serving at the Joint Warfighting Center to responsibility for managing the training efforts at 32 schools at 16 Army installations while serving at the U.S. Army Training and Doctrine Command. In both Vietnam and Iraq, Gen. (Ret.) Wallace led U.S. soldiers in combat. He currently serves as a director of CACI International Inc., a leading provider of a wide range of technology services for customers that include the U.S. Department of Defense and other federal government agencies.

              Gen. (Ret.) Wallace's distinguished military service, extensive experience in military command positions and knowledge of military operations bring our Board knowledge and insight into issues our company faces in dealing with key government customers such as the U.S. Department of Defense. In addition, Gen. (Ret.) Wallace's public company board of directors experience brings our Board knowledge and insight into overseeing and evaluating the management and operations of our company.

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Summary of Director Qualifications and Experience

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Board of Directors Independence

              Ten of the eleven nominees for election to our Board are not employees of our company. Charles L. Szews, our current Chief Executive Officer, is both an employee of our company and a nominee for election. Our Board of Directors has determined that each of our ten non-employee director nominees does not have a material relationship with us and is independent under NYSE listing standards and applicable SEC rules. None of our directors or executive officers has any family relationship with any other director or executive officer.

Meetings of the Board of Directors

              Our Board of Directors met five times during fiscal 2014. Each of our Board's director nominees attended at least 75% of the meetings of our Board and committees on which he or she served during fiscal 2014. Our Board has a policy that directors should attend our Annual Meeting of Shareholders. All of our directors attended our 2014 Annual Meeting of Shareholders. We expect that all director nominees will attend the Annual Meeting this year, except one director who has a personal conflict.

              Our independent, non-employee directors met in executive session, without the presence of our officers, on five occasions during fiscal 2014. Richard M. Donnelly, our independent Chairman of the Board, presided over all executive meetings of the non-employee directors.

Shareholder Engagement; Communicating with the Board of Directors

              Our shareholders are key participants in the governance of our company. For this reason, we spend significant time meeting with our shareholders, listening to their concerns and responding to their feedback. Our management team regularly offers shareholders the opportunity to discuss our company's most recent quarterly results and other topics related to Oshkosh Corporation. During fiscal 2014, members of our management team travelled to multiple cities across the U.S. to meet with large shareholders and potential shareholders. During these candid meetings, we discussed our MOVE strategy and listened as shareholders provided feedback on a variety of topics. We value our relationships with our shareholders and believe we strengthen our ability to lead our company by constructively discussing our business and strategy. Members of our management team have also contacted shareholders to get their suggestions for ways to improve your Board.

              We encourage you to share your opinions, interests and concerns and invite you to write to us with your reactions and suggestions. If you would like to communicate with our Board, you may send correspondence to the Secretary, Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566. Our Secretary will submit your correspondence to our Board or the appropriate Committee, as applicable. Under our By-Laws and Corporate Governance Guidelines, the Chairman of the Board must be a director that our Board has determined to be independent in accordance with the listing standards of the NYSE and one who has not previously served as one of our executive officers. Richard M. Donnelly, an independent director, is our Chairman of the Board. Shareholders may communicate directly with the Chairman of the Board by sending correspondence to Chairman, Board of Directors, c/o Secretary, Oshkosh Corporation, 2307 Oregon Street, P.O. Box 2566, Oshkosh, Wisconsin 54903-2566.

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 Committees of the Board of Directors

              Our Board of Directors has three standing committees: the Audit Committee, the Governance Committee and the Human Resources Committee. The members and responsibilities of these Committees as of the date of the Notice of Annual Meeting of Shareholders are set forth below.

Committee Membership (*Indicates Chair)

Audit Committee	Human Resources Committee
Peter B. Hamilton Craig P. Omtvedt* Duncan J. Palmer Richard G. Sim Richard M. Donnelly (alternate member)	Peter B. Hamilton* Kathleen J. Hempel Stephen D. Newlin William S. Wallace Richard M. Donnelly (alternate member)

Governance Committee
Kathleen J. Hempel Leslie F. Kenne* John S. Shiely Richard M. Donnelly (alternate member)

Audit Committee

              The Audit Committee oversees the fulfillment by management of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system. It assists Board oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements and our independent registered public accounting firm's qualifications and independence. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm, which reports directly to the Audit Committee. It also oversees our internal audit function. The Audit Committee has a charter that specifies its responsibilities and the Audit Committee believes it fulfills its charter. The Board has determined that all members of the Audit Committee are independent directors as defined under NYSE listing standards and SEC rules applicable to audit committee members. All members of the Audit Committee are financially literate under the applicable NYSE listing standards. Our Board of Directors has determined that each of Peter B. Hamilton, Craig P. Omtvedt, Duncan J. Palmer and Richard G. Sim is an "audit committee financial expert" as defined under SEC rules.

              The Audit Committee met eight times during fiscal 2014. Our independent registered public accounting firm and internal auditors met with the Audit Committee with and without representatives of management present. See "Ratification of the Appointment of Independent Registered Public Accounting Firm — Report of the Audit Committee."

Governance Committee

              The Governance Committee identifies individuals qualified to become Board members and recommends nominees to our Board for election as directors with the assistance of Richard M. Donnelly,

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our independent Chairman of the Board. It also oversees the evaluation of the performance of our Board, makes recommendations to our Board regarding Board and Committee structure, Committee charters and corporate governance, and is responsible for conducting an annual Board self-evaluation. The Governance Committee has developed, and our Board adopted, a set of corporate governance guidelines applicable to our company. The Governance Committee met four times during fiscal 2014. The Board has determined that all members of the Governance Committee are independent directors as defined under NYSE listing standards and SEC rules.

Selection of Nominees for Election to the Board including Shareholder-Recommended Candidates

              The Governance Committee will consider candidates for nomination as a director recommended by shareholders, directors, officers, third-party search firms and other sources. In evaluating candidates, the Governance Committee considers attributes of the candidate (including strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge) and the needs of our Board. Our Board and the Governance Committee believe the following minimum qualifications must be met by a director candidate to be recommended as a director nominee by the Governance Committee: (i) each director nominee must display the highest personal and professional ethics, integrity and values; (ii) each director nominee must have the ability to make independent analytical inquiries and to exercise sound business judgment; (iii) each director nominee must have relevant expertise and experience and an understanding of our business environment and be able to offer advice and guidance to our Board of Directors and executives based on that expertise, experience and understanding; (iv) director nominees generally should be active or former chief or other senior executive officers of public companies or leaders of major complex organizations, including commercial, scientific, government, educational and other non-profit institutions; (v) each director nominee must be independent of any particular constituency, be able to represent all shareholders of our company and be committed to enhancing long-term shareholder value; (vi) each director nominee must have sufficient time available to devote to activities of our Board and to enhance his or her knowledge of our business; and (vii) unless otherwise determined by the Governance Committee, a director nominee may not have attained the age of 72. Our Board and the Governance Committee also believe that at least one director should have the requisite experience and expertise to be designated as an "audit committee financial expert" as defined by applicable rules of the SEC.

              The Governance Committee will review all candidates in the same manner, regardless of the source of the recommendation. If a shareholder wishes to recommend a director candidate for consideration, the shareholder must provide written notice to the attention of our Secretary at our address as shown on the Notice of Annual Meeting of Shareholders included herewith. Such notice must include the shareholder's name, address, the class and number of shares of Common Stock owned, the name, age, business address and principal occupation of the candidate, and the number of shares of Common Stock beneficially owned by the candidate, if any. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws. We may require any candidate to furnish additional information, within reason, that may be needed to determine the eligibility of the candidate. Our Secretary will forward the recommendations to the Governance Committee for consideration. A shareholder wishing to nominate a person for election as a director must comply with the provisions of our By-Laws described under "Additional Information Regarding the Annual Meeting — Shareholders Intending to Present Business at the 2016 Annual Meeting."

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 Diversity on the Board

              Our Corporate Governance Guidelines have long provided that our Board is committed to a diversified membership, in terms of the diversity of the individuals serving on our Board, their various experiences and areas of expertise and their tenure on the Board. As part of its process of identifying director candidates, the Governance Committee considers the attributes of existing directors and directs the third-party executive search firm that it retains to assist it in the search for candidates to serve on our Board to identify candidates who would contribute to diversity, taking into account the attributes of existing directors. As part of its annual self-evaluation, the Governance Committee assesses the effectiveness of its efforts to attain diversity by considering whether it has an appropriate process for identifying and selecting director candidates.

Human Resources Committee

              The Human Resources Committee's responsibility is to oversee our organizational, personnel, compensation, and benefits policies and practices. It establishes the compensation for executive officers and directors, and oversees the administration of other executive compensation and benefit plans. The Human Resources Committee met five times in fiscal 2014. The Board has determined that all members of the Human Resources Committee are independent directors as defined under NYSE listing standards and SEC rules applicable to compensation committee members.

              The Human Resources Committee has retained the services of an external compensation consultant, Towers Watson. The mandate of the consultant is to provide technical guidance to the Human Resources Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design issues and market trends. The nature and scope of services that Towers Watson rendered on the Human Resources Committee's behalf during fiscal 2014 are described below:

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  Analyses of general industry compensation data and updates of trends in executive compensation;

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  Ongoing support with regard to the latest relevant regulatory, technical, and/or accounting considerations impacting executive compensation and benefit programs;

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  Guidance on overall compensation program structure, executive compensation levels, comparator groups and executive employment agreement terms;

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  Preparation for and attendance at selected management, committee or Board of Directors meetings; and

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  Evaluation of competitive positioning of outside director compensation.

The compensation decisions that the Human Resources Committee makes may reflect factors and considerations in addition to the information and recommendations that Towers Watson, management or any other advisor provides to the Committee. The Human Resources Committee determined the terms of Towers Watson's engagement as a compensation consultant and updated these terms in a thorough statement of work.

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              In addition to Towers Watson's work for the Human Resources Committee during fiscal 2014, management purchased compensation survey products directly from Towers Watson at a price equal to its standard rates. The Human Resources Committee approved the purchase of the survey products from Towers Watson. The purchase of the survey products was not related to or connected with the work that Towers Watson performed for the Human Resources Committee. Billings for work that Towers Watson performed for the Human Resources Committee were approximately 83% of the total amount we paid to Towers Watson in fiscal 2014.

              The Human Resources Committee: (i) has sole authority to engage and terminate Towers Watson or any other compensation adviser; (ii) meets with Towers Watson without management being present; and (iii) evaluates the quality and objectivity of Towers Watson's services annually. In addition, pursuant to SEC rules and NYSE listing standards regarding the independence of compensation committee advisers, the Human Resources Committee has the responsibility to consider the independence of Towers Watson or any other compensation adviser before engaging the adviser. During fiscal 2014, the Human Resources Committee reviewed the independence of Towers Watson and its individual representatives who serve as consultants to the Human Resources Committee. The Human Resources Committee concluded, based on such review, that Towers Watson is independent and that Towers Watson's performance of services raises no conflict of interest. The Committee's conclusion was based in part on a report that Towers Watson provided to the Committee intended to reveal any potential conflicts of interest. The Human Resources Committee also considered the independence factors specified in the SEC rules and NYSE listing standards with respect to its outside legal counsel who serves as an adviser to the Committee.

              We provide additional information regarding the Human Resources Committee and our policies and procedures regarding executive compensation, including the role of executive officers in recommending executive compensation, below under "Executive Compensation — Compensation Discussion and Analysis."

Corporate Governance Documents

              We make our Corporate Governance Guidelines and the written charters of the Audit Committee, the Governance Committee and the Human Resources Committee of our Board of Directors available, free of charge, on the Corporate Governance page under the "About Oshkosh" tab located on our website, www.oshkoshcorporation.com.

              Our Board of Directors adopted the Oshkosh Corporation Code of Ethics Applicable to Directors and Senior Executives, or the Code, which applies to our Chief Executive Officer, our President and Chief Operating Officer, our Executive Vice President and Chief Financial Officer, our Executive Vice President, General Counsel and Secretary, our Senior Vice President Finance and Controller, and the Presidents, Vice Presidents of Finance and Controllers of our business units, or persons holding positions with similar responsibilities at a business unit, and other officers elected by our Board of Directors at the vice president level or higher. Our Board of Directors also adopted a Code of Ethics and Standards of Conduct that applies to all of our employees, known as "The Oshkosh Way." We make both of such codes available, free of charge, on the Corporate Governance page under the "About Oshkosh" tab located on our website, www.oshkoshcorporation.com, and each such code is available in print to any shareholder who requests it from our Secretary at the address above.

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GOVERNANCE OF THE COMPANY

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 Policies and Procedures Regarding Related Person Transactions

              As described above, our Board of Directors adopted the Oshkosh Way for all employees. Our named executive officers are also required to acknowledge in writing that they have received, reviewed and understand the requirements of the Code and further acknowledge that failure to fully comply with the Code can subject them to discipline, up to and including removal from our Board of Directors or termination of employment.

              The Code requires the prompt disclosure to our General Counsel or the Chair of the Audit Committee of any proposed transaction or relationship that could create or appear to create a conflict of interest. The Code provides, "the phrase 'actual or apparent conflict of interest' shall be broadly construed and include, for example, direct conflicts, indirect conflicts, potential conflicts, apparent conflicts and any other personal, business or professional relationship or dealing that has a reasonable possibility of creating even the mere appearance of impropriety." Additionally, the Code prohibits directors and senior executives from taking personal advantage of business opportunities that we typically would pursue or in which we may be interested.

              The Governance Committee is responsible for the administration of the Code, which specifically provides that there is a "firm bias" against waivers of the Code.

Oversight of Risk Management by Our Board of Directors

              Our Board is responsible for general oversight of our risk management. Our Board focuses on the most significant and material risks facing our company and ensures that management develops and implements appropriate risk mitigation strategies. Our Board responds to particular risk management issues as part of its general oversight of our company and in connection with its review and approval of corporate matters.

              Our Board has delegated many of its responsibilities for oversight of our risk management program to the Audit Committee. The Audit Committee evaluates and discusses our overall guidelines, policies, processes and procedures with respect to risk assessment and risk management, including material risks that could impact our company's performance, operations and strategic plans. We have implemented our Organization Risk Management program, which we refer to as the ORM Program. The ORM Program identifies our potential exposure to risks that include strategic, operational, financial, knowledge, cybersecurity, information technology and legal and regulatory compliance risks. Our senior management is responsible for the administration of the ORM program and conducts assessments and evaluations of potential risks for each of our business segments and our company as a whole. Our senior management then develops mitigation strategies to address these potential risks.

              Senior management reports these risk assessments and mitigation strategies to the Audit Committee. The Audit Committee then considers and discusses these risk assessments and mitigation strategies. Additionally, senior management and the Audit Committee report to our Board on material risk assessments and mitigation strategies as part of the strategic plan updates that they give to our Board during the fiscal year. Senior management reviews and prioritizes these risk assessments and mitigation strategies and reports to the Audit Committee on risk management results to effectively manage our risk profile. The ORM Program is designed to: (i) provide the Audit Committee with an assessment of our potential exposure to material risks; (ii) inform the Audit Committee as to how our

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GOVERNANCE OF THE COMPANY

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senior management addresses and mitigates such potential material risks; and (iii) allow the Audit Committee to evaluate how these risks may impact our performance, operations and strategic plans and ensure that senior management is implementing effective mitigation strategies as necessary. We believe our ORM Program provides an effective approach for addressing the potential risks we face and enables the Audit Committee and our Board to fulfill their general risk oversight functions.

              In addition to the ORM Program, each of the Audit Committee, Human Resources Committee and Governance Committee routinely monitors the various risks that fall under that Committee's respective area of responsibility. The Audit Committee monitors risks related to our financial and accounting controls as well as legal and regulatory compliance risks. The Governance Committee monitors risks related to our corporate governance. The Human Resources Committee considers and monitors the impact of our compensation programs on our risk exposure. Each Committee then routinely reports on its actions to the full Board. This coordination of risk management allows our Board and the Committees to effectively manage the risk oversight function of our company, especially, the management of interrelated risks.

Independent Chairman of the Board

              Under our By-Laws and Corporate Governance Guidelines, our Chairman of the Board must be a director that our Board has determined to be independent in accordance with the listing standards of the NYSE and one who has not previously served as an executive officer of our company. As a result, separate individuals serve as our Chairman of the Board and Chief Executive Officer, and an independent director serves as our Chairman of the Board. We believe this leadership structure fosters effective governance and oversight of our company by our Board by: (i) providing the independent directors with control over our Board meeting agenda and discussion; (ii) assuring that independent directors control discussions over strategic alternatives; (iii) permitting more effective assessment of the Chief Executive Officer's performance; (iv) providing a more effective means for our Board to express its views on our management, strategy and execution; and (v) enabling the Chairman to obtain direct and more meaningful feedback from shareholders regarding our corporate governance and shareholders' interests.

Majority Voting for Director Election

              We have a form of majority voting for director elections. In the absence of a contested election, pursuant to the majority voting provisions of our By-Laws, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" such election must promptly tender his or her resignation to the Chairman of the Board. The Governance Committee of our Board of Directors (or, under certain circumstances, another committee appointed by our Board) will promptly consider that resignation and will recommend to our Board whether to accept the tendered resignation or reject it based on all relevant factors. Our Board must then act on that recommendation no later than 90 days following the date of an Annual Meeting of Shareholders. Within four days of our Board's decision, we must disclose the decision in a Current Report on Form 8-K filed with the SEC that includes a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation.

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GOVERNANCE OF THE COMPANY

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 Stock Ownership Guidelines for Directors

              The Human Resources Committee has adopted stock ownership guidelines that apply to non-employee directors to ensure that our non-employee directors have a direct stake in the oversight and development of our company by becoming shareholders. Under these guidelines, our non-employee directors are encouraged to acquire and own our Common Stock in an amount equal to five times the annual cash retainer paid to these non-employee directors. Non-employee directors should achieve this stock ownership level within five years of becoming a director. See "Director Compensation — Stock Ownership Guidelines for Directors."

Succession Planning

              The Human Resources Committee, in conjunction with the Chief Executive Officer, reviews a comprehensive management succession plan each year. The plan identifies (i) potential successors for each executive position, including the Chief Executive Officer, (ii) prior year accomplishments in preparing successors, and (iii) current development needs. The preparation and orderly transition of a successor to Mr. Szews in the role of Chief Executive Officer is of key importance to the Human Resources Committee. In recognition of these important objectives, our Board of Directors promoted Wilson R. Jones to the role of President and Chief Operating Officer in fiscal 2012. In this role, Mr. Jones oversees the operations of our Access Equipment, Commercial and Fire & Emergency businesses and works directly with Mr. Szews, our Chief Executive Officer, on all matters of material importance to our company. In addition, in fiscal 2014, we assigned Mr. Jones oversight responsibility of our company's corporate business development, global manufacturing and engineering functions. Mr. Jones also has frequent, direct engagement with our Board of Directors and shareholders. We believe that the experience gained by Mr. Jones in his current role positions him very well as a potential successor to Mr. Szews.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

              The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent auditors for the fiscal year ending September 30, 2015.

              Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

              We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP as our independent auditors. Although ratification is not required by our By-Laws or otherwise, our Board is submitting the appointment of Deloitte & Touche LLP to our shareholders for ratification because we value our shareholders' views on our independent auditors and as a matter of good corporate practice. In the event that our shareholders fail to ratify the appointment, the Audit Committee will consider it as a direction to consider the appointment of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent auditor at any time during the fiscal year if it determines that such a change would be in the best interests of our company and our shareholders.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITORS.

 Report of the Audit Committee

              The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our financial reporting and disclosure responsibilities, accounting functions and internal controls. The Audit Committee acts under a written charter, which our Board of Directors first adopted in 1997 and last amended in May 2013. Each of the members of the Audit Committee is independent as defined by the NYSE's listing standards and SEC rules.

Audit and Non-Audit Fees

              The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of our annual consolidated financial statements for the fiscal years ended September 30, 2014 and September 30, 2013 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	2014	2013
Audit fees (1)	$3,066,800	$2,731,500
Audit-related fees (2)	100,000	—
Tax fees (3)	6,400	10,000

Total	$3,173,200	$2,741,500

              (1)          Audit fees consisted principally of fees for the audit of our annual consolidated financial statements, for reviews of the interim condensed consolidated financial statements included in our

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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Forms 10-Q and for work in connection with the attestations required by Section 404 of the Sarbanes-Oxley Act of 2002 related to our internal control over financial reporting and statutory audits required internationally.

              (2)          Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements or internal control over financial reporting and are not reported under "Audit fees." Audit-related fees in fiscal 2014 related to services performed in connection with the issuance and registration of $250.0 million of 5.375% unsecured senior notes due March 1, 2022. We did not incur any audit-related fees in fiscal 2013.

              (3)          Tax fees consisted of fees billed for the review of state income tax returns and review of cash repatriation tax calculations.

Pre-approval of Services by the Independent Registered Public Accounting Firm

              The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services to be provided by our independent registered public accounting firm. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by our independent registered public accounting firm and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

              Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee Chair or one or more of its members. The member or members to whom such authority is delegated report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to us by our independent registered public accounting firm.

              The Audit Committee pre-approved the provision of all of the services described above and has considered and determined that the provision of such services is compatible with maintaining the independence of Deloitte & Touche LLP.

              The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed our audited consolidated financial statements contained in the Annual Report on Form 10-K for the fiscal year ended September 30, 2014 with our management and independent registered public accounting firm. Management is responsible for the consolidated financial statements and the reporting process, including the system of internal control. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States and the effectiveness of the internal controls over financial reporting based upon the criteria established in Internal Control — Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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              The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standard No. 16, Communications With Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB), and Rule 2-07 of SEC Regulation S-X. In addition, the independent registered public accounting firm provided to the Audit Committee the written disclosures required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent registered public accounting firm their independence.

              In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, for filing with the SEC.

AUDIT COMMITTEE

Craig P. Omtvedt, Chair
Peter B. Hamilton
Duncan J. Palmer
Richard G. Sim
Richard M. Donnelly (Alternate Member)

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STOCK OWNERSHIP

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Stock Ownership of Directors, Executive Officers and Other Large Shareholders

              The following table shows the beneficial ownership of Common Stock of each director (each of whom is a director nominee), each named executive officer appearing in the Summary Compensation Table on page 63, each other shareholder owning more than 5% of our outstanding Common Stock and the directors and executive officers (including the named executive officers) as a group.

              "Beneficial Ownership" means more than "ownership" as that term commonly is used. For example, a person "beneficially" owns stock if he or she owns it in his or her name or if he or she has (or shares) the power to vote or sell the stock as trustee of a trust. Beneficial ownership also includes shares the directors and executive officers have a right to acquire within 60 days after November 24, 2014 as, for example, through the exercise of a stock option.

              Except as otherwise stated in the footnotes to the following table, information about Common Stock ownership is as of November 24, 2014. At the close of business on December 5, 2014, the record date for the Annual Meeting, there were 78,128,443 shares of Common Stock outstanding. None of the directors or named executive officers has pledged any such shares, as our policies prohibit directors or named executive officers from pledging shares. Unless stated otherwise in the footnotes to the table, each person named in the table owns his or her shares directly and has sole voting and investment power over such shares.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned	Stock Units Beneficially Owned (1)
Richard M. Donnelly (2)	41,463	*	4,852
Peter B. Hamilton (2)	13,000	*	—
Kathleen J. Hempel (2)	43,200	*	—
Janet L. Hogan (2)(3)	—	*	16,544
Wilson R. Jones (2)	224,858	*	24,905
Leslie F. Kenne (2)	15,615	*	12,228
Stephen D. Newlin	5,730	*	2,530
Craig P. Omtvedt (2)	34,605	*	1,130
Duncan J. Palmer (2)	13,169	*	11,669
David M. Sagehorn (2)(4)	255,184	*	22,059
John S. Shiely	10,700	*	—
Richard G. Sim (2)	53,540	*	31,704
Charles L. Szews (2)(5)	518,265	*	87,535
John M. Urias (2)	69,655	*	9,259
William S. Wallace (2)	14,728	*	12,228
All directors and executive officers as a group (2)(4)(5)	2,175,322	2.74%	321,214
BlackRock Inc. (6)	5,424,680	6.40%	—
Capital World Investors (7)	10,655,000	12.20%	—
The Vanguard Group (8)	5,010,778	5.76%	—

              *            The amount shown is less than 1% of the outstanding shares of Common Stock.

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STOCK OWNERSHIP

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              (1)          Amounts shown in this column are not included in the columns titled "Shares of Common Stock Beneficially Owned" or "Percent of Common Stock Beneficially Owned." Amounts shown include restricted stock units (RSUs) that we awarded under our 2009 Incentive Stock and Awards Plan in fiscal year 2013 and fiscal year 2014 in the following amounts to the following persons listed in the table: 16,544 units for Janet L. Hogan, 24,905 units for Wilson R. Jones, 22,059 units for David M. Sagehorn, 87,535 units for Charles L. Szews, 9,259 units for John M. Urias and 235,470 units for all directors and executives officers as a group. RSUs are subject to forfeiture until they vest (subject to retirement terms of the awards). Upon or following vesting, we will settle the RSUs by delivering one share of our Common Stock (rather than cash) for each unit. Amounts shown also include stock units under our Deferred Compensation Plan for Directors and Executive Officers, all of which are vested or were subject to no restrictions, in the following amounts for the following persons listed in the table: 4,852 units for Richard M. Donnelly, 12,228 units for Leslie F. Kenne, 2,530 units for Stephen D. Newlin, 1,130 units for Craig P. Omtvedt, 11,669 units for Duncan J. Palmer, 12,228 units for William S. Wallace and 44,637 units for all directors and executive officers as a group. Amounts also include units deemed invested in shares of Common Stock that are credited to the following persons in the following amounts under the Deferred Compensation Plan: 31,704 units for Mr. Sim and 41,107 units for all directors and executive officers as a group. The units described in this footnote do not carry the right to vote. In each case, amounts are distributable in the form of shares of our Common Stock on a one-for-one basis; however, any distribution would not be within 60 days of November 24, 2014.

              (2)          Amounts shown include 18,250 shares for Richard M. Donnelly, 1,500 shares for Peter B. Hamilton, 18,250 shares for Kathleen J. Hempel, 139,799 shares for Wilson R. Jones, 3,075 shares for Leslie F. Kenne, 9,350 shares for Craig P. Omtvedt, 1,500 shares for Duncan J. Palmer, 159,528 shares for David M. Sagehorn, 12,600 shares for Richard G. Sim, 345,567 shares for Charles L. Szews, 35,733 shares for John M. Urias, 2,500 shares for William S. Wallace, and 1,245,447 shares for all directors and executive officers as a group that such persons have the right to acquire pursuant to stock options exercisable within 60 days of November 24, 2014. Amounts also include shares of restricted Common Stock, which are subject to forfeiture until they vest, in the following amounts to the following individuals listed in the table: 29,000 shares for Wilson R. Jones, 8,334 shares for David M. Sagehorn, 3,667 shares for John M. Urias, and 102,338 shares for all directors and executive officers as a group. Amounts shown also include units deemed to be invested in shares of our Common Stock that are credited to the following individuals' accounts in the following amounts under the Deferred Compensation Plan: 543 units for Richard G. Sim, and 1,572 units for all directors and executive officers as a group. Units credited under the Deferred Compensation Plan do not carry the right to vote. However, such persons have the right to acquire our Common Stock immediately upon distribution.

              (3)          Janet L. Hogan joined our Company in May 2014 as our Executive Vice President and Chief Human Resources Officer.

              (4)          Amounts shown include 87,323 shares as to which ownership is shared with Katherine A. Sagehorn, Mr. Sagehorn's wife.

              (5)          Amounts shown include 9,200 shares as to which ownership is shared with Rochelle A. Szews, Mr. Szews' wife.

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STOCK OWNERSHIP

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              (6)          Amount shown is as described in the Schedule 13G/A that BlackRock Inc. filed with the SEC on January 30, 2014. BlackRock Inc. is located at 40 East 52nd Street New York, New York 10022. BlackRock Inc. has sole voting power and sole dispositive power with respect to the shares included in the amount shown.

              (7)          Amount shown is as described in the Schedule 13G/A that Capital World Investors filed with the SEC on February 13, 2014. Capital World Investors is located at 333 South Hope Street, Los Angeles, California 90071. Capital World Investors has sole voting power and sole dispositive power with respect to the shares included in the amount shown.

              (8)          Amount shown is as described in the Schedule 13 that The Vanguard Group filed with the SEC on February 12, 2014. The Vanguard Group is located at 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power with respect to 52,504 and sole dispositive power with respect to 4,962,374 of the shares included in the amount shown.

Section 16(a) Beneficial Ownership Reporting Compliance

              The Securities Exchange Act of 1934 requires our directors, executive officers and controller to file reports with the SEC regarding their ownership and changes in ownership of our Common Stock. Based upon our review of copies of these reports and certifications given to us by such persons, we believe that our directors, executive officers and controller have complied with their filing requirements for fiscal 2014.

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REPORT OF THE HUMAN RESOURCES COMMITTEE

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              The Human Resources Committee of our Board of Directors has reviewed and discussed the following "Compensation Discussion and Analysis" for fiscal 2014 and has further discussed and reviewed it with management. Based on its review and analysis, the Human Resources Committee recommended to our Board of Directors that the "Compensation Discussion and Analysis" be included in this Proxy Statement, and also be incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

HUMAN RESOURCES COMMITTEE

Peter B. Hamilton, Chair
Kathleen J. Hempel
Stephen D. Newlin
William S. Wallace
Richard M. Donnelly (Alternate Member)

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EXECUTIVE COMPENSATION

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Compensation Discussion and Analysis

Executive Summary

Introduction

              We are successfully executing on the roadmap we presented to shareholders at our 2012 Analyst Day regarding our plans to create value for shareholders while overcoming a significant downturn in what has historically been our largest segment — Defense — where U.S. defense spending has continued to decline over the last few years. Our MOVE strategy has supported our goal to nearly double earnings per share from fiscal 2012 to 2015 despite the expected decline in Defense segment earnings of more than 90%. We believe we are succeeding with our strategy, and our expectation for adjusted(1) earnings per share from continuing operations of $4.00 to $4.25 in fiscal 2015 that we announced on October 31, 2014 places us solidly within our original earnings per share target range for fiscal 2015 that we announced at our 2012 Analyst Day.

              In fiscal 2014, our primary focus was to continue executing our MOVE strategy across all of our businesses. As we describe in detail in this Proxy Statement under "Summary Information — Business Highlights — Our MOVE Strategy," we delivered on our MOVE strategy and achieved better than expected financial results in fiscal 2014. We raised our fiscal 2014 performance outlook during the year and our adjusted(1) earnings per share ultimately exceeded the high end of our initial earnings per share estimate range for fiscal 2014 by $0.22. We increased operating income margins in all non-defense segments. We deployed a prudent capital allocation strategy, which involved our repurchase of 8.3 million shares of our Common Stock in fiscal 2014 for $403 million. We also announced on October 31, 2014 that we are increasing our quarterly cash dividend by 13.3%, demonstrating our commitment to returning capital to shareholders.

              Our compensation program for fiscal 2014 supported this performance by providing appropriate incentives to our executives. To prudently manage our compensation expense, we generally targeted base salary and other elements of compensation close to the 50th percentile of the compensation databases that we use. Our annual cash incentive compensation payouts, which we calculate based solely on performance relative to objective measures, were commensurate with our performance relative to operating income, efficiency of use of net working capital and return on invested capital. In particular, we achieved better than expected performance in our Defense segment in the face of tremendous challenges, which resulted in above target payouts to the President of that business. We also achieved better than expected performance in our Access Equipment segment, which resulted in above target payouts to the President of that business. However, for fiscal 2014, the annual cash incentive compensation payout to each of our named executive officers who were officers in fiscal 2013 was lower than the payout for fiscal 2013. Our equity-based long-term incentive awards, which by their nature tie compensation directly and objectively to performance, helped ensure that our executives' interests were aligned with those of our shareholders.

(1)
On October 31, 2014, we announced our expectation for earnings per share from continuing operations on a GAAP basis in fiscal 2015 of $3.89 to $4.14. This Proxy Statement and the accompanying letter to shareholders include non-GAAP results. See "Non-GAAP Financial Measures" in Attachment A to this Proxy Statement for a reconciliation to GAAP results.

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EXECUTIVE COMPENSATION

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 Pay for Performance Philosophy

              Our Human Resources Committee follows a philosophy of paying our named executive officers for performance that rewards our shareholders. We use compensation programs to attract and retain the best executive talent and to motivate our executives to exceed specific financial and organizational goals set each year. The components of our compensation strategies include allocating a greater portion of compensation to pay that varies based on company performance (annual bonus and long-term equity incentives) than to fixed compensation (base salary and benefits). We believe this mix is aligned with shareholder interests. Personal benefits, such as annual physicals and relocation reimbursement, are limited and related to business need. Our executives must comply with executive officer stock ownership guidelines to further align their interests with those of shareholders.

              The Committee makes our annual compensation decisions in a thoughtful and deliberate way based on competitive market data that an independent compensation consultant provides and through open discussion within the Committee. We mitigate risks by having incentive plan caps, defined financial performance measures, multiple approval review gates and a compensation clawback policy. We annually complete a thorough risk analysis of our compensation programs.

              Current market conditions may influence the annual goals and tools we use to have prudent flexibility to adapt to changing situations. This flexibility ensures we can make the best decisions to attract and retain the highly talented executives needed to deliver strong performance for our shareholders.

Alignment of Performance and Compensation

              Our compensation philosophy, programs and practices support our Board of Directors, executive officers and employees as they work to meet and exceed both customer and shareholder expectations in an ever-competitive global economy. We have designed our specific compensation programs to retain key, talented executives and incentivize them to grow our sales and profits and meet the goals of our MOVE strategy, as well as to reward them for achieving established levels of operating income, efficiency of use of net working capital and return on invested capital, as well as appreciation of our share price. Retention remains a critical focus area for us as we strive to protect our talent from other companies that routinely target our executives for recruitment. Our fiscal 2014 compensation plans again contained restricted stock units, which provide an element of retention while continuing cash incentives and other equity awards that reward our key executives for achieving better than industry benchmark performance. We must have effective compensation programs to recruit and retain experienced and talented executives to achieve our MOVE strategy objectives and to develop managers and technical professionals as future leaders in our company. Our compensation plans remain targeted well within industry norms and are generally targeted close to the 50th percentile of the compensation databases that we use to prudently manage our compensation expense.

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EXECUTIVE COMPENSATION

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              This Compensation Discussion and Analysis explains our compensation programs and policies for fiscal 2014, and in certain instances our plans for fiscal 2015, and how those programs and policies affected the compensation we paid to the following, who are our named executive officers:

Charles L. Szews, Chief Executive Officer
David M. Sagehorn, Executive Vice President and Chief Financial Officer
Wilson R. Jones, President and Chief Operating Officer
John M. Urias, Executive Vice President and President, Defense
Janet L. Hogan, Executive Vice President and Chief Human Resources Officer

Oversight

              Our fiscal 2014 ended September 30, 2014. During fiscal 2014, the Human Resources Committee of our Board of Directors, which we refer to in this Compensation Discussion and Analysis as the Committee, consisted of the following independent directors: Mr. Peter B. Hamilton (Chairman), Ms. Kathleen J. Hempel, Mr. Stephen D. Newlin and Gen. (Ret.) William S. Wallace. Mr. Richard M. Donnelly served as an alternate member of the Committee. As its charter provides, the Committee establishes, oversees and approves the compensation programs, awards, practices and procedures for our executive officers.

              The Committee has the authority to engage the services of outside advisors, experts and others to assist it in performing its responsibilities. In fiscal 2014, the Committee retained Towers Watson as its advisor on issues related to the Committee's responsibilities. Throughout the year, the Committee regularly evaluated Towers Watson's performance, determined that Towers Watson was independent and had no conflicts of interest, and provided Towers Watson appropriate feedback. See "Governance of the Company — Committees of the Board of Directors — Human Resources Committee" for more information on the processes and procedures of the Committee, including the role of Towers Watson in assisting the Committee as it sets executive officer and non-employee director compensation.

Compensation Philosophy and Objectives

              The objectives of our company's executive compensation programs are to link our pay to our performance and to attract, retain and motivate executives. A guiding principle of our executive compensation philosophy is to clearly align incentive compensation opportunities with the long-term interests of our shareholders. As a result, we have designed our compensation programs to provide executives with rewards for annual financial results, as well as to reward strategic decision making for sustained long-term company performance. In designing our executive compensation programs, we assess potential compensation risks to ensure our programs are aligned with shareholder interests.

              Consistent with these objectives, the Committee has designed compensation programs with both cash and equity awards that have varying time frames for earning and payment and include a substantial proportion of pay that is "at risk" because the amount is dependent on future performance. These include:

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  Base Compensation and Benefits: Base salary, with potential merit increases based on performance and market competiveness, employee benefits (e.g., health insurance) and limited other personal benefits (principally annual physicals and relocation packages when we ask executives to relocate);

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EXECUTIVE COMPENSATION

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  Short-Term Incentive Compensation: Cash-based incentive awards based on the achievement of challenging annual performance goals, which reward company executives for achieving established levels of operating income, efficiency of use of net working capital and return on invested capital;

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  Long-Term Compensation: Equity-based long-term incentive awards, including Total Shareholder Return (TSR)-based Performance Shares (based on performance relative to the S&P Mid Cap 400), which reward performance over a period of time; and

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  Benefits Following Service: Qualified and nonqualified defined contribution plans, deferred compensation plans and severance agreements, plus vested benefits under frozen qualified and supplemental defined benefit retirement plans.

Annual Compensation Plans Design Review

              The Committee annually evaluates our compensation plans to determine if it is appropriate to make changes in plan design, types of awards or levels of pay. This evaluation includes a review of Towers Watson's analyses of general industry compensation data, which provides comparative references for the Committee, which we describe in more detail below. These analyses give the Committee an understanding of each executive's total direct compensation package so the Committee can ensure that our compensation structure is consistent with our performance goals.

              Towers Watson also provides the Committee with updates regarding trends in executive compensation, recommendations for outside director and executive officer compensation, summaries of new or proposed regulations affecting executive compensation and special reports responding to specific inquiries from the Committee. The Committee also solicits Towers Watson's recommendations for changes to our methods of compensating executive officers in light of these general developments, as well as factors specifically affecting our company. This information provides input for the Committee to consider when adopting the performance measures we use for our annual cash incentive awards and the performance-based and retention-oriented elements of our equity-based long-term incentive awards.

              In November 2013, the Committee decided to continue to use the Consolidated Operating Income and Return on Invested Capital, or ROIC, performance measures for fiscal 2014 to maintain the emphasis on maximizing income and on strong balance sheet management. The Committee also retained the Return on Invested Capital performance measure because it is a relative performance measure, requiring company performance to exceed certain thresholds relating to a peer group of companies, which we refer to as the ROIC peer group, in determining a portion of our executives' annual compensation. For fiscal 2014, the Committee made several changes to the companies in the ROIC peer group to re-balance the mix of companies in the peer group to reflect the company's declining defense sales and to generally increase the median size of companies in the comparator group.

Determining Pay Levels

              On an annual basis, Towers Watson provides the Committee various analyses of general industry compensation data from its Executive Compensation Database, a survey of over 900 companies, which we refer to in this Proxy Statement as the Towers Watson Executive Compensation Database. We use the Towers Watson Executive Compensation Database because we believe the size

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of the database ensures consistent and statistically valid data that is representative of the market in which we compete for executive talent. In using the Towers Watson Executive Compensation Database, we generally consider only aggregate data and do not select individual companies for comparison. By focusing on the data in the aggregate, we believe we can avoid the undue impact of statistically outlying companies and gain a general understanding of compensation practices in the market.

              Towers Watson compiles data regarding base salary, both target and actual annual cash incentive awards and long-term incentive awards for these companies. The data reflects the individual responsibilities of each position and company revenue size. Through a regression analysis, Towers Watson adjusts the base salary and annual cash incentive data to match our revenue size using our estimates of annual revenues for the current fiscal year on a consolidated basis and for business segments where relevant. The Committee approved long-term incentive awards relating to fiscal 2014 in September 2013, and the Committee took action relating to fiscal 2014 base salary and short-term incentive compensation targets and performance goals in November 2013 when the Committee had greater information available to it with respect to our revenue and earnings projections for fiscal 2014.

              For long-term incentive awards, Towers Watson compiles a "Long-Term Incentive Plan Report," which is a subset of the Towers Watson Executive Compensation Database. This report includes long-term incentive values for executives who perform duties at a subset of companies whose revenue is both higher and lower than ours that correspond to the job duties of each of our named executive officers. For fiscal 2014, Towers Watson used all companies within the Towers Watson Executive Compensation Database with revenues between $6 billion and $10 billion in the Long-Term Incentive Plan Report. We refer to this subset of data from the Towers Watson Executive Compensation Database that appears in the Long-Term Incentive Plan Report as the Long-Term Compensation Data in this Proxy Statement.

              The Committee requests data from the Towers Watson Executive Compensation Database at the 25th, 50th and 75th percentile levels for base salary, target and actual annual cash incentive awards, and long-term incentive awards for each of our executive positions at companies whose total revenue, as reported, corresponds to our total revenue and whose executive positions have responsibilities that correspond to the responsibilities of our executive officers. The Committee made decisions for fiscal 2014 at the Committee's meeting in September 2013 relating to long-term incentive awards and at the meeting in November 2013 relating to base salary and short-term incentive compensation targets and performance goals and for these purposes used the Towers Watson Executive Compensation Database data that Towers Watson provided to us in September 2013. The Committee made decisions for fiscal 2015 at the Committee's meeting in September 2014 relating to long-term incentive awards and at the meeting in November 2014 relating to base salary and short-term incentive compensation targets and performance goals and for these purposes used the Towers Watson Executive Compensation Database data that Towers Watson provided to us in September 2014.

              When we establish base salary, target annual cash incentive awards and grant date long-term incentive award values for named executive officers, we take into account, in a subjective manner, the annual evaluation of executive officer performance in addition to our use of the market data that Towers Watson provides. The annual evaluation of executive officer performance is largely an objective process. To evaluate an executive officer's performance, the Committee considers the executive officer's performance for the current year as compared to the objectives that the Committee established for the executive for that year. In setting the performance objectives, the Committee considers the

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recommendations of Mr. Szews for each executive reporting to him or to our President and Chief Operating Officer (Mr. Jones). These performance objectives are aligned with our company's MOVE strategy and can emphasize the following financial and operational goals: earnings per share, revenue growth, pricing improvement, international sales growth, cash flow improvement, working capital management, earnings growth, return on invested capital, operating income, operating income growth, operating income as a percent of revenue, margin expansion, customer relations, operational efficiency and safety, international expansion, successful acquisition integration, debt reduction, cost reduction particularly related to products, processes, materials and overhead expenses, process improvement, innovation, quality, talent development and implementation of lean manufacturing principles. Specific objectives for each executive reflect the responsibilities of his or her individual position. The Committee independently approves similar performance objectives for the Chief Executive Officer.

              At the end of the fiscal year, each executive completes a self-assessment and provides it to the Chief Executive Officer or Chief Operating Officer for him to complete his evaluation of the executive's performance as to specific performance objectives for the year. The Committee then reviews these evaluations by the Chief Executive Officer and Chief Operating Officer. In addition to the evaluations that are based on objective measures, the Committee further considers, in a subjective manner, each executive's leadership, technical skills, and personal growth and development. Similarly, the Chief Executive Officer completes a self-assessment and provides it to the Committee. The Committee independently evaluates the Chief Executive Officer's performance against annual performance objectives and meets with the Chief Executive Officer to provide its views and assessment.

              The following table summarizes the target mix of pay (fixed versus variable) for our Chief Executive Officer and the other named executive officers for fiscal year 2014.

              *            For the purposes of controlling corporate expenses in fiscal 2015, and to ensure that his executive team received appropriate grants of equity awards, Mr. Szews recommended that the Committee not award to him the performance share component of the long-term incentive award that the Committee made in September 2014, and the Committee accepted his recommendation.

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              The chart below, using the base salary that was in effect at the close of fiscal 2014, shows the target bonus for fiscal 2014 and the target value of the long-term incentive compensation that the Committee awarded in fiscal 2013 (which related to fiscal 2014), the mix of fiscal 2014 compensation for our named executive officers that was "at risk" and how it compared to that of the competitive market at the 50th percentile as reflected in the compensation data that Towers Watson provided:

Base Salary

              For its review and adjustment of base salaries at its November 2013 meeting, the Committee reviewed the Towers Watson Executive Compensation Database data that Towers Watson provided in September 2013 by position to evaluate the competitiveness of the named executive officers' base salaries. The Committee generally believes base salaries that are within 15% of the 50th percentile for this database are competitive. To ensure the accuracy of this comparison, Towers Watson validates that the position description in its database for each position that Towers Watson presents fully reflects the company's expectations for the corresponding executive position. The Committee then reviewed the performance evaluations identified above so that the base salary decisions for each executive reflected his or her performance and were otherwise consistent with all of the compensation goals.

              After analyzing the data and performance information, at its November 2013 meeting, the Committee made the following base salary adjustments for fiscal 2014 effective January 1, 2014.

Named Executive Officer	Base Salary Adjustment as a % of Base Salary
Mr. Szews	4.9%
Mr. Sagehorn	3.6%
Mr. Jones	6.7%
Mr. Urias	3.0%
Ms. Hogan	*

              *            Ms. Hogan joined our company as Executive Vice President and Chief Human Resources Officer in May 2014.

              The Committee noted that the 3.0% increase for Mr. Urias was consistent with salary increases for our other executive officers, reflected his performance and was appropriate to maintain his salary at a competitive level as compared with the Towers Watson Executive Compensation Database. The Committee approved the base salary increases for Mr. Szews, Mr. Sagehorn and Mr. Jones, in each case

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to position the executive's base salary closer to the 50th percentile of the Towers Watson Executive Compensation Database and to recognize performance.

              The Committee approved Ms. Hogan's base salary and other compensation at its May 2014 meeting. We determined her base salary in a manner similar to the other named executive officers, including using information for her position in the Towers Watson Executive Compensation Database. We also considered information that became available to us in the course of our executive search.

Annual Cash Incentive Awards

              Our annual cash incentive plan links a cash award to the achievement of specific short-term corporate performance goals that management recommends and the Committee reviews each year at its September meeting. The Committee approves the performance goals at its November meeting after having received more current performance forecasts for the ensuing fiscal year. Under this plan, we tie a significant portion of an executive's annual compensation to our company's performance relative to identified performance measures (in fiscal year 2014, up to a maximum of 250% of base salary for Mr. Szews, 150% of base salary for Messrs. Jones and Sagehorn, and 120% of base salary for Mr. Urias and Ms. Hogan).

              Specifically, the named executive officers' awards were dependent on our company's performance under a combination of two or three measures: Operating Income, Return on Invested Capital, and Days Net Working Capital Improvement.

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  Operating Income (OI) equals income from continuing operations before other income/expense, income taxes, and equity in income of our unconsolidated affiliates.

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  Return on Invested Capital (ROIC) equals our net income before extraordinary items, nonrecurring gains and losses, discontinued operations and accounting changes plus the after tax cost of interest expense for the four quarters ended June 30, 2014 divided by the simple average of total debt plus shareholders' equity for the five quarters ended June 30, 2014.

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  DNWCI represents a relevant business segment's year over year improvement in Days Net Working Capital. Days Net Working Capital is based on average Net Working Capital over the five fiscal quarters ending September 30 and the average daily sales for the fiscal year. Net Working Capital is defined as current assets (less cash) minus current liabilities (less short term debt).

              For Messrs. Szews, Sagehorn and Jones and (after she joined our company in May 2014) Ms. Hogan (the named executive officers other than Mr. Urias, Executive Vice President and President, Defense), the Committee used both a Consolidated Operating Income performance measure and a Return on Invested Capital performance measure for fiscal 2014. The Committee set the fiscal 2014 Consolidated Operating Income target level in line with our MOVE strategy performance targets. In all instances, the Committee required a minimum of 3% operating income margin to achieve incentive compensation above the target level under the operating income performance measure.

              For Mr. Urias, the Committee used a Consolidated Operating Income performance measure, a Defense segment Operating Income performance measure, and a Defense segment DNWCI performance measure for fiscal 2014. The Committee determined to continue to provide business segment presidents the opportunity to be rewarded for results primarily tied to their business segment.

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              In November 2013, the Committee assigned each executive a threshold, target and maximum annual cash incentive award payment level for fiscal 2014 after a review of data from the Towers Watson Executive Compensation Database. To target the annual cash incentive award opportunity at approximately the 50th percentile of the competitive data, the Committee established the payout opportunity for fiscal 2014 for each of the named executive officers as set forth in the table below.

	Threshold	Target	Maximum
Mr. Szews	62.5%	125%	250%
Mr. Sagehorn	37.5%	75%	150%
Mr. Jones	37.5%	75%	150%
Mr. Urias	30%	60%	120%
Ms. Hogan *	30%	60%	120%

              *            The Committee assigned Ms. Hogan a threshold, target and maximum annual cash incentive award payment level for fiscal 2014 when she joined our company in May 2014.

              The Return on Invested Capital performance measure compares our results to the ROIC peer group. Threshold, target and maximum performance levels are met if our Return on Invested Capital results are at the 25th, 50th and 75th percentiles, respectively, of the ROIC peer group. We believe the ROIC peer group is representative of the industrial machinery, construction machinery, heavy truck and defense industries in which we compete with our products. We believe this smaller and more focused universe of companies improves the reliability of the comparison for the Return on Invested Capital measure because these companies are more likely to have investment needs similar to ours both to support the maintenance and improvement of their infrastructure and to ensure continued growth.

              For fiscal 2014, following its review of an analysis that Towers Watson provided, the Committee made several changes to the companies in the ROIC peer group to re-balance the mix of companies in the peer group to reflect the company's declining defense sales and to generally increase the median size of companies in the comparator group. The ROIC peer group for fiscal 2014 includes companies in the same three distinct Standard Industrial Classification (SIC) industry groupings as in fiscal 2013: 25% Defense & Aerospace, 50% Construction/Farm Machinery and Heavy Trucks, and 25% Industrial Machinery, with annual revenues between approximately one-quarter to two times our annual revenue.

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The companies that were added met the revenue criteria the Committee established. As a result, the ROIC peer group for fiscal 2014 was:

Return on Invested Capital
Comparator Group of Companies for Fiscal 2014

Industrial Machinery	Construction/Farm Machinery and Heavy Trucks	Defense & Aerospace
Dover Corp.	AGCO Corp.	Alliant Techsystems Inc.
Flowserve Corp.	Cummins Inc.	BE Aerospace Inc.
Harsco Corp.	EMCOR Group, Inc.	Curtiss-Wright Corp.
Lincoln Electric Holdings, Inc. Parker-Hannifin Corp. Pentair, Inc. SPX Corp. Stanley Black & Decker, Inc. Timken Co. (The) Valmont Industries, Inc.	Granite Construction Incorporated Joy Global Inc. KBR, Inc. Manitowoc Company, Inc. (The) Martin Marietta Materials, Inc. MasTec, Inc. Meritor, Inc. Navistar International Group	Excelis, Inc. Huntington Ingalls Industries, Inc. Precision Castparts Corp. Rockwell Collins, Inc. Spirit Aerosystems Holdings, Inc. Textron, Inc. Triumph Group, Inc.
PACCAR, Inc.
Terex Corp.
Titan International, Inc.
Trinity Industries, Inc.
Tutor Perini Corporation
URS Corporation
Vulcan Materials Company
WABCO Holdings Inc.
Westinghouse Air Brake Technologies Corporation

              The Committee established threshold, target and maximum operating income and DNWCI performance levels at its November 2013 meeting. For the business segment DNWCI and business segment Operating Income performance measures, our Chief Executive Officer presented to the Committee, and the Committee considered, forecasts of our Consolidated Operating Income and our Consolidated DNWCI performance for fiscal 2014. These forecasts included estimates of the DNWCI and Operating Income performance levels required by each of our four business segments for us to achieve the Operating Income and Consolidated DNWCI forecasts. Management initially recommended the threshold, target and maximum performance levels, and the Committee made final adjustments and determinations. When making the determinations in November 2013, the Committee evaluated our fiscal 2014 budget and anticipated industry trends.

              Threshold performance levels represented our view of an acceptable level of performance short of target that merited receipt of a partial annual cash incentive award in view of our overall performance and desire for improvement in shareholder value. Providing an annual cash incentive award for

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achievement at the threshold performance level helps us retain our key executives during periods of market weakness.

              For fiscal 2014, the Committee set target payout levels at approximately the 50th percentile of target annual cash incentive awards for similar executive positions as shown in the Towers Watson Executive Compensation Database and after considering each executive's performance. Mr. Szews' award payment levels at minimum, target and maximum performance for fiscal 2014 (62.5%, 125% and 250%, respectively) reflect increases to his award payment levels for fiscal 2013 of 50%, 100% and 200%, respectively. The Committee approved the increases to match Mr. Szews' award payment levels with the 50th percentile of competitive compensation reported in the Towers Watson Executive Compensation Database. The Committee set the target performance levels at what we believed were very challenging and above our most likely performance level, but at levels that we believed were not impossible to achieve. We set the maximum performance level at what we believed would be an extremely challenging level for our executives to achieve and, if achieved, would provide considerable shareholder value.

              The Committee determined the weighting between the Operating Income and Return on Invested Capital performance measures for fiscal 2014. For executive officers, other than Mr. Urias, the Committee decided that Consolidated Operating Income would comprise 80% of the target weighting and ROIC would comprise 20% of the target weighting. For Mr. Urias, the Committee decided that the Consolidated Operating Income would comprise 20% of the target weighting, Defense segment Operating Income would comprise 60% of the target weighting, and Defense segment DNWCI would comprise 20% of the target weighting. At its November 2013 meeting, the Committee structured the annual cash incentive plan for fiscal 2014 for the named executive officers (other than Mr. Urias) based upon the forecasted financial performance of our company as follows:

	Bonus Weighting	Threshold	Target	Maximum
Consolidated OI	80%	$350 Million	$490 Million	$560 Million
ROIC	20%	25th Percentile of Comparator Group Performance	50th Percentile of Comparator Group Performance	75th Percentile of Comparator Group Performance

OI = Operating Income (minimum 3% OI margin required for OI payment above target)
ROIC = Return on Invested Capital

              At its May 2014 meeting, the Committee approved Ms. Hogan's participation in the annual cash incentive plan for fiscal 2014 on a pro rata basis, on the terms applicable to Messrs. Szews, Sagehorn and Jones, with the ability to earn up to a maximum of 120% of base salary. At the same meeting, the Committee also approved a one-time bonus for Ms. Hogan in the amount of $75,000 that the Committee intended to offset a cash bonus that she would have earned at her previous employer. The terms of the bonus include retention incentives.

              Actual annual incentive Consolidated Operating Income calculated under the terms of the plan was $503.1 million in fiscal 2014, which was between target and maximum primarily due to higher operating income margins. Actual annual incentive Consolidated Operating Income for purposes of the plan differs from consolidated operating income as it appears in our financial statements because the

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applicable plan language excludes certain non-cash and non-recurring items from the calculation of operating income, including early settlement of pension obligation costs, pension curtailment charges, other post-employment benefit curtailment gains (net gain of $1.8 million) and fixed asset impairment charges ($1.6 million) resulting from plant reorganizations, all in the Defense segment. Actual performance in fiscal 2014 for our ROIC compared to the ROIC peer group was just below target. Based on these consolidated results, Messrs. Szews, Sagehorn and Jones and Ms. Hogan received performance payouts slightly above target and in amounts that were lower compared to those for fiscal 2013. We believed these payouts were appropriate given our performance in exceeding operating income targets for the fiscal year.

              The Committee structured the annual cash incentive plan for fiscal 2014 for Mr. Urias as Executive Vice President and President of our Defense segment based upon the forecasted financial performance of our company and the Defense segment as follows:

Consolidated Company and Defense Segment — Specific Financial Performance Measures
	Bonus Weighting	Minimum	Target	Maximum
Consolidated OI	20%	$350 Million	$490 Million	$560 Million
Defense OI	60%	$50 Million	$69 Million	$100 Million
Defense DNWCI (Reduction) Percentage	20%	(165%)	(145%)	(125%)

OI = Operating Income (minimum 3% OI margin required for OI payment above target)
DNWCI = Days Net Working Capital Improvement (Reduction) Percentage

              Actual annual incentive plan Defense segment operating income calculated under the terms of the plan in fiscal 2014 was $76.1 million and DNWCI (reduction) was (60.7%).

              Actual Defense segment Operating Income was above target, and Defense segment DNWCI (reduction) was above target but less (representing a less significant reduction in DNWCI) than maximum. Based on the Consolidated Operating Income and the Defense segment results, Mr. Urias received a performance payout between target and maximum and in an amount that was lower compared to his payout for fiscal 2013. We believed this payout was appropriate given our performance in the Defense segment in exceeding operating income targets and in managing working capital for the fiscal year in the face of a significant reduction in advance payments from the DoD as a result of significantly reduced U.S. government funding for purchases of tactical wheeled vehicles.

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              The chart below shows our ROIC performance for fiscal 2014, and historically, relative to the 50th percentile of the ROIC peer group.

              *            Note that we did not use ROIC for fiscal 2009. Rather, we used Consolidated DNWCI to focus on cash flow, which we believed was more important at that time.

              In November 2014, the Committee again assigned each executive a threshold, target and maximum annual cash incentive award payment level for fiscal 2015 after a review of data from the Towers Watson Executive Compensation Database and after considering each executive's performance. To target the annual cash incentive award opportunity at approximately the 50th percentile of the competitive data, the Committee established the payout opportunity for fiscal 2015 for each of the named executive officers at the same levels as applied to them for fiscal 2014.

              At its November 2014 meeting, consistent with the performance measures that it selected for fiscal 2014, the Committee selected Operating Income and Return on Invested Capital as our performance measures for fiscal 2015, other than for Mr. Urias. The Committee once again assigned a weighting of 80% for Consolidated Operating Income and 20% for Return on Invested Capital. For Mr. Urias, who is a segment president, the Committee chose to replace the Defense segment DNWCI measure with Return on Invested Capital, which is a consolidated measure. The Committee structured the annual cash incentive plan for fiscal 2015 for Mr. Urias to reflect a weighting of 20% for Consolidated Operating Income, 60% for Defense segment Operating Income, and 20% for Return on Invested Capital.

              For fiscal 2015, following its review of an analysis that Towers Watson provided, the Committee decided the current ROIC peer group continues to reflect the appropriate mix and sizes of comparator companies.

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 Equity-Based Long-Term Incentive Awards

              We also grant equity-based long-term incentive awards. We structure these awards to reward executives when we achieve long-term shareholder value. We believe these awards help ensure that executives consider the interests of our shareholders when they make long-term strategic decisions. We granted three kinds of equity-based long-term incentive awards to the named executive officers in fiscal 2014: stock options, performance share awards and restricted stock units. Each of these awards is subject to the terms of our 2009 Incentive Stock and Awards Plan.

              The Committee believes these equity-based, long-term incentive awards are key components of our compensation program and appropriately align pay to performance. The Committee designs the long-term incentive awards to encourage a focus on our long-term growth and performance as well as to encourage and facilitate executives' ownership of our Common Stock. In addition to motivating key executives, we believe equity-based awards have proven to be a valuable tool in hiring and retaining key executives, which we believe contributes to increased shareholder value. The Committee generally grants individual equity awards for executives on an annual basis at the September Board meeting prior to the start of our next fiscal year. The only exceptions to this timing for granting equity awards are in the event of a new hire, if an executive officer receives a promotion, or to address retention needs.

              As an example, the Committee approved equity awards to Ms. Hogan at its May 2014 meeting. Those awards included a one-time grant of 10,000 restricted stock units, which the Committee intended to provide retention and performance incentives to Ms. Hogan as a new executive and to offset equity awards that Ms. Hogan forfeited when she left her previous employer. They also included grants of stock options, restricted stock units and performance shares approximating 50% of what the Committee would have approved for Ms. Hogan's position in September 2013 based on the methodology that the Committee used for grants of annual equity-based long-term incentive awards to other named executive officers.

              In making equity-based long-term incentive awards in September 2014, the Committee reviewed management's analysis of the Long-Term Compensation Data that Towers Watson provided, using an estimate of annual revenues for the current fiscal year and companies in the appropriate subset revenue range, and considered the performance of individual executives. The Long-Term Compensation Data identifies a competitive dollar value of long-term awards for each position between the 25th and 75th percentiles.

              The Committee determined to make equity awards to named executive officers in fiscal 2014 that the Committee generally targeted at approximately the 50th percentile of the Long-Term Compensation Data, which provides a significant incentive for executives to achieve our MOVE strategy goals and considerable retention value for key executives, particularly in light of the downturn we are experiencing in our defense business. In determining actual grants, the Committee decided to deliver the value that the Committee targeted by awarding to each executive on average 30% in the form of stock options, 30% in the form of performance shares and 40% in the form of restricted stock units, which is the same mix of awards as in fiscal 2013. The Committee valued stock options using estimated valuations under the Black-Scholes valuation model, performance shares using valuations under a Monte Carlo simulation model by a third-party provider and restricted stock units using fair market value of the Common Stock. However, for the purposes of controlling corporate expenses in fiscal 2015, and to ensure that his executive team received appropriate grants of equity awards, Mr. Szews recommended

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that the Committee not award performance shares to him, and the Committee accepted his recommendation. Not awarding performance shares to Mr. Szews resulted in an aggregate long-term incentive compensation award to him approximately $2 million below the 50th percentile of the Towers Watson Executive Compensation Database for his position. The Committee's decision to not grant these performance shares to Mr. Szews is in no way indicative of the Committee's view of his performance, nor does it represent a change in the Committee's compensation philosophies which include compensating executives generally at the 50th percentile of competitive pay.

              As the chart below shows, Mr. Szews' receipt of some, but not all, forms of equity-based long-term incentive awards in fiscal 2014 resulted in Mr. Szews' total compensation falling below the 50th percentile of competitive pay based on the Towers Watson Long-Term Compensation Data. In light of the 591,538 shares of our Common Stock or Restricted Stock Units that Mr. Szews beneficially owned as of November 24, 2014, which is disclosed under "Stock Ownership of Directors, Executive Officers and Other Large Shareholders," Mr. Szews has a significant interest in the performance of our Common Stock and is very aligned with shareholders' interests.

Stock Options

              The Committee believes stock options are a valuable tool that ties a portion of the executives' compensation to stock price appreciation. Because participants realize value from stock options only when the price of our Common Stock on the date of exercise exceeds the exercise price of the option, there is a strong link between executive decision making and long-term shareholder value. The Committee also believes stock option grants enable us to attract highly skilled executives in the marketplace, which is essential to our long-term success. This form of compensation provides executives with a competitive compensation package and an opportunity to create wealth through ownership of our Common Stock.

              Each stock option that the Committee granted in September 2014 permits executives, for a period of seven years, to purchase shares of our Common Stock at the exercise price that is equal to the closing price of our Common Stock on the date of the grant. The stock options that we granted in September 2014 vest in three equal annual installments beginning one year after the grant date.

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 Performance Share Awards

              The Committee awarded performance shares to all of our named executive officers other than Mr. Szews in September 2014. Executives earn performance shares only if our total shareholder return, which is defined as stock price appreciation plus dividends, over three years compares favorably to a comparator group of companies defined in the award terms for the performance shares. The final number of shares that an executive receives can range from zero to double the target for the award. Performance shares also support the Committee's objective of increasing executives' ownership interest in our company, but only if and to the extent that our total shareholder return reaches a specified level of performance relative to the comparator group of companies defined in the award terms for the performance shares.

              Under these awards, an executive realizes value by receiving shares of our stock at the end of a three-year period based upon the number of target performance shares that the executive received at the start of the period, provided that our total shareholder return reaches the specified level of relative performance. An executive will earn shares under the fiscal 2014 award terms if we achieve a total shareholder return that is at least equal to the 25th percentile of the total shareholder return that the group of companies comprising the Standard & Poor's MidCap 400 Index achieves over the three-year performance period. The Committee chose the Standard & Poor's MidCap 400 Index rather than a more targeted index because it reflects the Committee's view that there is a broad range of investment options available to shareholders. The schedule below reflects the percent of target performance shares that an executive could earn at the end of the three-year period based on our performance, which is the same schedule that we used in fiscal 2013:

3 Year Total Shareholder Return Percentile	Percent of Target Shares Award Earned
Below 25th Percentile	0%
25th Percentile	50%
50th Percentile	100%
75th Percentile	200%

              The Committee believes the use of performance shares structured in this format will reward executives at competitive levels only if we achieve shareholder returns similar to or better than companies in the Standard & Poor's MidCap 400 Index. This also reinforces our pay for performance philosophy by providing target (100%) payout only if we achieve at least the 50th percentile, and up to a 200% maximum payout for performance at or above the 75th percentile, subject to a payout cap equal to 400% of the aggregate value of the number of shares that the participant would have received for total shareholder return performance at the 50th percentile determined based on our share price on the date of the award of performance shares. In addition to being performance-based, the vesting of our performance shares on a cliff basis after three years of continuous employment (subject to retirement terms of the awards) also provides a retention incentive during the full three-year vesting period.

              For performance share awards that we granted in fiscal 2011 relating to performance over fiscal 2012, 2013 and 2014, total shareholder return for our stock was 169%, which resulted in a 200% payout for these awards based on the percentile ranking of the return for our stock relative to the group of companies comprising the Standard & Poor's MidCap 400 Index.

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 Restricted Stock Units

              The Committee believes restricted stock units are valuable tools that tie a portion of the executive's compensation to stock price appreciation, and the vesting period helps retain the executive. Because participants realize more value to the extent that the price of our Common Stock on the vesting date is higher, there is a link between executive decision making and shareholder value. Each restricted stock unit grant that the Committee made in fiscal 2014 has a three-year vesting period with one-third vesting each year. As was the case in fiscal 2013, the grants in fiscal 2014 call for vesting upon a qualified retirement, except that if the qualified retirement occurs prior to the first anniversary of the grant date of the restricted stock unit award, then only a pro-rata portion of the restricted stock units will vest. However, for Mr. Szews, who is currently eligible for early retirement, full vesting would occur upon his retirement.

Retirement Benefits

              We have long offered a variety of plans that provide retirement benefits based on competitive market trends. The retirement plans for the named executive officers include a 401(k) plan with company matching contributions, as well as an additional company contribution based on age and base salary, which we also provide to the salaried employees in our corporate office and certain business segments. We also offer non-qualified supplemental executive retirement plans that are available to executives on the recommendation of the Chief Executive Officer and with Committee approval. See "Pension Benefits" for more information regarding our supplemental executive retirement plans and our pension plan.

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  We maintain a qualified defined contribution retirement benefit plan under which we contribute a percentage of base salary for each participant up to Internal Revenue Code limits for such plans based on age. The contributions vary by business segment and employee groups. For the named executive officers, the contributions as a percentage of qualifying wages are as follows: under age 30, 3%; age 30 to 39, 4%; age 40 to 49, 5%; and age 50 and older, 6%.

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  For named executive officers and other executives who were eligible to participate in our frozen non-qualified defined benefit supplemental executive retirement plan, we maintain a non-qualified defined contribution supplemental executive retirement plan that provides a percentage of base salary and bonus based on age. The contributions are as follows: under age 45, 10%; age 45 to 50, 12.5%; and over age 50, 15%. No new participants are eligible to be added to this plan.

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  For newer executive officers, we maintain a restoration, non-qualified defined contribution plan that provides a percentage of base salary and bonus above the Internal Revenue Code retirement plan limits that apply to our company's broad-based defined contribution retirement plan. The contributions above the Internal Revenue Code limits are as follows: under age 30, 3%; age 30 to 39, 4%; age 40 to 49, 5%; and age 50 and older, 6%.

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EXECUTIVE COMPENSATION

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Deferred Compensation

              Our named executive officers are also eligible to participate in our Deferred Compensation Plan for Directors and Executive Officers, which is a non-qualified, unfunded retirement savings plan. This plan allows the deferral of base salary and annual cash incentive awards into either an investment program, which pays a guaranteed rate of return based on the prime interest rate plus 1%, or a share program, which mirrors the performance of our Common Stock during the relevant time period, including dividends. Executives may also defer restricted stock grants and performance shares under the Deferred Compensation Plan.

              See "Nonqualified Deferred Compensation" for more information regarding our deferred compensation plans.

Certain Benefits

              During fiscal 2014, we provided limited additional personal benefits to certain executive officers. We provided health and welfare benefit plans to all of our executives under the plans available to most of our employees. These included medical, dental, vision, life insurance, and short- and long-term disability coverage. All of our executives were eligible to receive an annual physical examination outside the normal health plan, and we reimbursed each of Messrs. Sagehorn, Jones and Urias for the cost of such examination in fiscal 2014. In addition, we made a payment to each of Messrs. Sagehorn, Jones and Urias in fiscal 2014 to reimburse him for taxes he incurred relating to such physical examination and on that additional payment. Mr. Szews and other executives may also utilize the normal health plan for routine annual physicals as needed. Mr. Szews' employment agreement requires him to have an annual physical examination. Mr. Szews declined reimbursement for the cost of his physical examination in fiscal 2014.

              Also in fiscal 2014, we made a payment to Mr. Jones to reimburse him for taxes he incurred for relocation-related costs in accordance with our relocation policies and on that additional payment. We also paid relocation-related costs for Ms. Hogan in connection with her joining us as Executive Vice President and Chief Human Resources Officer in fiscal 2014 and provided Ms. Hogan the use of our corporate aircraft in connection with her relocation. In addition, we made a payment to Ms. Hogan to reimburse her for taxes she incurred for relocation-related costs and on that additional payment, as our standard relocation policies contemplate, and to reimburse her for taxes she incurred as a result of her use of our corporate aircraft and on that additional payment.

Executive Employment and Severance Agreements and Other Agreements

Employment Agreement

              The only named executive officer with whom we currently have an employment agreement is Mr. Szews. The other named executive officers have a severance agreement (see "Severance Agreements") under which certain benefits would become payable to the executive in the event of a change in control of our company and subsequent termination of the executive's employment. Mr. Szews also has a change in control severance agreement, and his employment agreement does not provide for benefits payable to him in the event of a change in control of our company.

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EXECUTIVE COMPENSATION

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              We most recently entered into an employment agreement with Mr. Szews on April 26, 2011 in connection with his appointment to the position of Chief Executive Officer. We have an employment agreement with Mr. Szews because he holds a critical position that is highly visible to the investment community and other outside constituents. Our employment agreement with Mr. Szews provides our company protection in the form of various restrictive and protective covenants, such as an agreement not to compete with us for a certain time should he decide to terminate his employment with us.

              The initial term of Mr. Szews' employment agreement expired on December 31, 2012. The term of the employment agreement automatically renews and extends annually for periods of one year unless either party gives notice of nonrenewal. However, the term of the employment agreement will not be automatically renewed and extended beyond the date on which Mr. Szews attains age 62. The employment agreement provides that Mr. Szews is entitled to a base salary of a specified amount and the right to participate in all employee benefit plans offered to our other senior executives. If we terminate Mr. Szews' employment without cause or Mr. Szews terminates his employment for good reason, then, provided that Mr. Szews executes a release of claims against us, Mr. Szews will generally be entitled to receive, in lieu of base salary and bonus for the remaining term of the employment agreement, severance pay in an amount determined pursuant to the terms of the employment agreement. If Mr. Szews is entitled to severance pay, then Mr. Szews is obligated to make himself available to consult with and otherwise assist or provide general advice to our then Chief Executive Officer and to our Board of Directors as they reasonably request during the two-year period after the date of termination of Mr. Szews' employment. See "Potential Payments upon Termination or Change in Control" for more information regarding Mr. Szews' employment agreement and potential amounts that we may pay to Mr. Szews under the employment agreement.

Severance Agreements

              We have severance agreements with Messrs. Szews, Sagehorn, Jones and Urias and Ms. Hogan that would provide each of them with reasonable compensation if their employment is terminated in certain defined circumstances, primarily following a change in control of our company. We entered into these agreements to provide the company with certain protections, specifically to retain key executives prior to or following a change in control and to ensure key executives keep in mind the best interests of shareholders when making decisions during a potential or actual change in control. The Committee administers the severance agreements and selects executive officers who are eligible for these agreements. In fiscal 2009, the Committee determined that the company would not enter into any new severance agreement that provides for an Internal Revenue Code Section 280G tax gross up benefit. Although the Committee has since approved amendments to certain severance agreements that the company had entered into prior to the Committee's determination, the amendments that the Committee has approved with respect to those severance agreements that provide for a Section 280G tax gross up benefit have been only those necessary to cause such severance agreements to comply with Internal Revenue Code Section 409A.

              Under the executive severance agreements, after a change in control of our company, if the executive's employment is terminated other than by reason of death, disability or for cause, then the executive is entitled to a cash termination payment of up to three times base salary and bonus (in the case of Mr. Szews and Mr. Sagehorn) or two times base salary and bonus (in the case of Messrs. Jones and Urias and Ms. Hogan) and other benefits, including additional retirement benefits (in the case of Mr. Szews and Mr. Sagehorn), outplacement services, legal services and continuation of welfare benefits

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EXECUTIVE COMPENSATION

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for up to three years (in the case of Mr. Szews and Mr. Sagehorn) or up to two years of continuation of welfare benefits (in the case of Messrs. Jones and Urias and Ms. Hogan). Each executive is also entitled to a cash termination payment and other benefits if the executive terminates his employment for good reason, as defined in the severance agreements, after a change in control. The agreements also provide for a tax gross-up payment to Mr. Szews or Mr. Sagehorn if any payments in connection with the change in control are subject to the 20% excise tax imposed by the Internal Revenue Code for "excess parachute payments." The form of agreement to which Messrs. Jones and Urias and Ms. Hogan are a party provides that, to the extent that payments to any of those executives under his or her agreement would be considered "excess parachute payments," the payments will be reduced to a point at which they are no longer considered excess parachute payments, or the executive will receive the full payment and be personally liable for the excise tax, whichever produces the larger after-tax benefit to the executive. The Committee has approved severance agreements for other officers with terms that are not as favorable to those officers (among other things, by providing for a maximum of one times base salary and bonus for certain officers), and the Committee carefully selects the appropriate agreement for a given executive after considering market conditions and other relevant circumstances in each case.

              See "Potential Payments upon Termination or Change in Control" for more information regarding these severance agreements and potential amounts that we may pay under them to our named executive officers.

Executive Incentive Compensation Recoupment Policy

              In September 2011, the Committee adopted the Oshkosh Corporation Executive Incentive Compensation Recoupment Policy, which is also known as a "clawback policy." The policy applies to all non-equity incentive compensation and equity awards granted on or after September 30, 2011, and has been communicated to "covered executives," including our named executive officers. Under the policy, if we must prepare an accounting restatement relating to our publicly-reported consolidated financial statements due to our material noncompliance with financial reporting requirements under U.S. federal securities laws, then we will have the right, to the extent permitted by law, to take appropriate action to recoup all or part of any incentive award that we actually paid to a covered executive if the amount of money or number of shares paid to the executive was expressly based on the achievement of financial results that were subject to the restatement and the executive would have been paid a lower amount or number under the express terms of the incentive award based on the financial results after the restatement.

Stock Ownership Guidelines for Executive Officers

              The Committee has adopted executive officer stock ownership guidelines to align these individuals' interests with those of shareholders with respect to improving our stock performance over time. The Committee last changed these guidelines on February 4, 2008 to increase stock ownership levels to the following levels:

Chief Executive Officer	Five Times Annual Base Salary
Chief Operating Officer	Four Times Annual Base Salary
Chief Financial Officer	Four Times Annual Base Salary
Executive Vice Presidents	Three Times Annual Base Salary

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EXECUTIVE COMPENSATION

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              It is the Committee's policy that each named executive officer achieve the level of stock ownership in these guidelines within five years of commencement of employment or promotion. Stock ownership includes stock that is not restricted in any way and the value of exercisable stock options for which the exercise price is less than the current market value of a share of our Common Stock, based upon the market price of our Common Stock, the exercise price and taxes that the officer would pay on exercise. Executives who do not meet the guidelines within the requisite timeframe will not receive approval to sell shares or to exercise options unless such executives reinvest the net proceeds in shares during any of our trading windows until they satisfy that stock ownership level. As of November 24, 2014, Messrs. Szews, Sagehorn, Jones and Urias exceeded the stock ownership levels in these guidelines. Ms. Hogan has not been in her current position for five years.

              In addition, we prohibit senior management from entering into certain transactions for their individual account that include hedging or pledging company securities and trading in puts, calls or other derivative securities relating to the company's securities.

Tax Treatment of Compensation

              Section 162(m) of the Internal Revenue Code limits our income tax deduction for compensation paid in any taxable year to certain executive officers that exceeds $1,000,000 unless such compensation falls within certain exceptions. It is the policy of the Committee that we should use our best efforts to cause any compensation paid to executive officers in excess of this dollar limit to qualify for such exceptions and thereby continue to be deductible. In particular, we designed the 2009 Incentive Stock and Awards Plan to permit awards made under it to qualify for the Code's exception for "performance-based compensation." The Committee views the tax deductibility of executive compensation as one of the many factors to be considered in the context of its overall compensation objectives.

Conclusion

              In fiscal 2014, we delivered on our MOVE strategy and achieved better than expected financial results. We deployed a prudent capital allocation strategy involving our repurchase of shares and payments of dividends. Our compensation program for fiscal 2014 supported this performance by providing appropriate incentives to our executives. To prudently manage our compensation expense, we generally targeted compensation close to the 50th percentile of the compensation databases that we use. Our annual cash incentive compensation payouts were aligned with our performance, and our equity-based long-term incentive awards helped ensure that our executives' interests were aligned with those of our shareholders. We believe our executive compensation programs position us to compete effectively when recruiting, selecting, and seeking to retain key executives. The Committee believes that executive retention is even more critical to keep this high-performing team in place to execute our MOVE strategy, particularly as alternative employment opportunities become more frequently available and our executives continue to be a prime target of certain executive search firms. We further believe that our recent retention-based and equity-based incentives will focus the interests of our executives to drive shareholder value. In developing compensation plans for fiscal 2015, the Committee considered the positive "say on pay" vote of our shareholders at our 2014 Annual Meeting of Shareholders. As a result and as we described in this Compensation Discussion and Analysis, the Committee kept in place for fiscal 2015 many of the same executive compensation program components that it had disclosed to shareholders in our proxy statement for the 2014 Annual Meeting of Shareholders.

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EXECUTIVE COMPENSATION

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 Relation of Our Compensation Policies and Procedures to Risk Management

              Our senior management conducted a comprehensive risk assessment of our compensation programs. Senior management considered each of our material compensation programs and evaluated the levels of risk-taking that each of those programs could potentially encourage. Management then presented this risk assessment to the Committee, which independently reviewed and evaluated the risk assessment. In conducting its review of management's risk assessment, the Committee considered in particular the following attributes and risk-mitigation features of our compensation programs:

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  the use of comparative short-term and long-term compensation data from a preselected group of comparable companies to determine appropriate compensation benchmarks for our employees;

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  the Committee's independent oversight and administration of many of our compensation programs;

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  multiple corporate departments, including our Human Resources, Finance and Legal Departments, conducted internal reviews of our compensation programs;

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  the Committee sets the awards following receipt of advice and industry benchmarking from Towers Watson, a nationally recognized compensation consultant;

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  we have established maximum short-term and long-term compensation payouts for performance-based components of our compensation programs;

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  our compensation programs maintain an appropriate balance between short-term and long-term incentive awards so that our employees have an incentive to enhance earnings, reduce debt and grow our business while ensuring that employees' interests are aligned with those of our shareholders;

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  we determine compensation awards based on the satisfaction of clearly defined criteria that the Committee established based on its independent review and analysis of our financial performance goals and comparisons with other relevant companies;

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  we have specifically designed our compensation programs to reflect our compensation philosophy of incentivizing employees to perform with shareholders' interests in mind, building a successful senior leadership team, retaining key employees, motivating our senior leaders to perform at their highest levels and balancing incentives for short-term results with long-term company performance;

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  we limit the authority of senior management to enter into certain transactions on behalf of the company that are inherently risky without Board approval, including certain hedging and foreign currency transactions over prescribed levels, acquisitions and divestitures and certain tax transactions, among others;

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  we do not issue "mega grants" to any employees, we do not allow equity grant re-pricing and we limit annual awards within industry benchmarks;

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  the shareholders approved the compensation of our named executive officers on an advisory basis in January 2014, and we have not materially changed or altered our programs since that time; and

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  the Oshkosh Corporation Executive Incentive Compensation Recoupment Policy provides us the right to recoup all or part of any incentive award actually paid to a covered executive if we are required to prepare an accounting restatement relating to our publicly-reported consolidated financial statements.

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EXECUTIVE COMPENSATION

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              As a result of the review of management's risk assessment that we describe above, the Committee determined that our compensation programs effectively create a proper balance between appropriate risk-taking and competitive compensation. Based on the Committee's determination, we believe our compensation programs do not create risks that are reasonably likely to have a material adverse effect on our company.

Summary Compensation Table

              The table below summarizes the compensation paid to or earned by our Chief Executive Officer, our Chief Financial Officer and our next three highest paid executive officers for our last three fiscal years. We refer to such individuals in this Proxy Statement as our named executive officers. As we discuss more fully in the notes to the table, we calculated amounts for equity awards based on SEC rules. Therefore, the amounts shown are not necessarily actual amounts we paid to these officers or that these officers will receive in the future. We are not including information for Ms. Hogan for prior years because Ms. Hogan joined the Company in fiscal 2014.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)(5)(6)(7)	Total ($)
Charles L. Szews,	2014	1,066,539	—	2,100,565	1,400,246	1,522,472	892,973	413,104	7,395,899
Chief Executive Officer	2013	1,021,924	—	3,503,031	1,500,289	1,937,417	583,558	421,209	8,967,428
	2012	1,000,002	—	—	—	1,344,403	1,388,574	3,881	3,736,860

David M. Sagehorn,	2014	609,237	—	1,086,922	465,205	523,382	444,195	165,518	3,294,459
Executive Vice President	2013	588,936	—	1,085,653	466,636	837,489	262,528	167,774	3,409,016
and Chief Financial	2012	573,259	—	1,620,000	728,100	463,031	367,032	6,933	3,758,355
Officer

Wilson R. Jones,	2014	629,232	—	1,225,673	525,408	541,515	145,111	198,858	3,265,797
President and Chief	2013	593,270	—	1,226,372	526,322	844,283	(13,416)	206,568	3,383,399
Operating Officer	2012	460,994	—	2,159,160	760,460	383,097	58,729	18,494	3,840,934

John M. Urias,	2014	447,348	—	456,570	195,344	369,827	13,445	147,645	1,630,179
Executive Vice President,	2013	434,317	10,750	457,523	195,336	521,816	—	131,942	1,751,684
President, Defense	2012	395,577	204,250	1,056,800	512,200	418,044	—	285,824	2,872,695
Segment

Janet L. Hogan,	2014	134,039	75,000	1,105,482	239,355	108,808	—	56,561	1,719,245
Executive Vice President,
Chief Human Resources
Officer

              (1)          Ms. Hogan received a bonus of $75,000 on May 16, 2014 in connection with her appointment as Executive Vice President, Chief Human Resources Officer. Ms. Hogan will earn half her bonus after the anniversary of her first year of service and the other half after the anniversary of her second year of service, and the table reflects all of such bonus for fiscal 2014.

              (2)          As applicable SEC rules require, amounts in this column are based on the aggregate grant date fair value of awards to our named executive officers under our 2004 Incentive Stock and Awards Plan and our 2009 Incentive Stock and Awards Plan rather than actual amounts we paid to these officers or amounts that the officers actually realized or will realize as a result of these awards. We computed the aggregate grant date fair value of these awards in accordance with Fair Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, which we refer to as

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EXECUTIVE COMPENSATION

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FASB ASC Topic 718, except that, in compliance with SEC requirements, for awards that are subject to performance conditions, we reported the value at the grant date based upon the probable outcome of such conditions. We based the fair value of stock awards on the market price of the shares awarded on the date of grant (which considers the value of dividends that the holder of restricted shares is entitled to receive). We calculated the fair values of option awards using a Black-Scholes valuation model. Note 17 to our audited consolidated financial statements for the fiscal year ended September 30, 2014, which we included in our Annual Report on Form 10-K that we filed with the SEC on November 13, 2014, includes assumptions that we used in the calculation of these amounts. In fiscal 2014, we granted performance shares to certain of our named executive officers that vest at the end of the third fiscal year following the grant date. Our named executive officers earn shares under performance share awards only if our total shareholder return over the three year performance period compares favorably to that of a comparator group of companies. Potential payouts range from 0% to 200% of the target amounts for these awards. Amounts in this column relating to these performance share awards are the value at the grant date, consistent with the estimate of the aggregate compensation cost to be recognized over the service period in accordance with FASB ASC Topic 718, determined using a Monte Carlo simulation model. Assuming performance at the highest level, the aggregate values of the performance share awards during fiscal 2014 at the date of the grant for each of our named executive officers (based on the maximum number of shares that an officer could earn under an award and our stock price on the date of the grant) were as follows: (i) for Mr. Szews, $0; (ii) for Mr. Sagehorn, $797,980; (iii) for Mr. Jones, $898,901; (iv) for Mr. Urias, $335,621; and (v) for Ms. Hogan, $400,849.

              (3)          The amounts in this column reflect the change in actuarial present value from the prior year of the named executive officer's benefits under our applicable retirement plans determined using the assumptions set forth in footnote (2) to the Pension Benefits Table below. As we discuss more fully elsewhere, we took action in fiscal 2012, applicable to many salaried employees, to freeze benefits under both our qualified and non-qualified defined benefit plans effective December 31, 2012 and are now providing benefits to impacted employees under new, qualified and non-qualified defined contribution plans.

              (4)          We paid relocation-related costs of $25,648 for Ms. Hogan in fiscal 2014 in connection with hiring her for the position of Executive Vice President and Chief Human Resources Officer in May 2014. We also provided Ms. Hogan the use of our corporate aircraft in connection with her relocation. We plan to pay similar payments to Ms. Hogan in fiscal 2015 for additional relocation-related costs she incurred for which we did not reimburse her in fiscal 2014.

              (5)          We made payments to Ms. Hogan in fiscal 2014 totaling $12,575 to reimburse her for taxes she incurred in connection with the following and on those additional payments: relocation-related costs, as our standard relocation policies contemplate; and her use of our corporate aircraft in connection with her relocation.

              (6)          The amounts shown in this column include benefits earned in fiscal 2014 under the Defined Contribution Executive Retirement Plan of $388,481 for Mr. Szews, $141,623 for Mr. Sagehorn, $175,715 for Mr. Jones and $122,611 for Mr. Urias.

              (7)          We made contributions to the qualified defined contribution retirement benefit plan of $15,600 for each of Messrs. Szews, Sagehorn, Jones and Urias.

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EXECUTIVE COMPENSATION

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Grants of Plan Based Awards

              The table below provides information regarding all incentive plan awards that we granted to our named executive officers in fiscal 2014 under our 2009 Incentive Stock and Awards Plan.

									All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles L. Szews	11/11/2013	675,000	1,350,000	2,700,000	—	—	—	—	—	—	—
	9/15/2014	—	—	—	—	—	—	44,750	83,150	46.94	3,500,811

David M. Sagehorn	11/11/2013	230,626	461,252	922,503	—	—	—	—	—	—	—
	9/15/2014	—	—	—	4,250	8,500	17,000	13,225	27,625	46.94	1,552,127

Wilson R. Jones	11/11/2013	240,000	480,001	960,002	—	—	—	—	—	—	—
	9/15/2014	—	—	—	4,788	9,575	19,150	14,925	31,200	46.94	1,751,081

John M. Urias	11/11/2013	135,265	270,530	541,061	—	—	—	—	—	—	—
	9/15/2014	—	—	—	1,788	3,575	7,150	5,550	11,600	46.94	651,914

Janet L. Hogan	5/12/2014	123,000	246,001	492,001	—	—	—	—	—	—	—
	5/12/2014	—	—	—	600	1,200	2,400	12,000	2,800	54.56	819,240
	9/15/2014	—	—	—	1,438	2,875	5,750	4,475	9,375	46.94	525,597

              (1)          The amounts shown represent the threshold, target and maximum awards that each of our named executive officers could have earned under our annual cash incentive plan for fiscal 2014 as we describe more fully under "Compensation Discussion and Analysis — Annual Cash Incentive Awards." We include the amount of the annual cash incentive plan award that each of our named executive officers earned for fiscal 2014 under these awards based on our actual performance for fiscal 2014 in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table on page 63.

              (2)          The amounts shown represent the threshold, target and maximum payouts under performance share awards that we awarded in fiscal 2014 to the named executive officers under our 2009 Incentive Stock and Awards Plan as we describe more fully under "Compensation Discussion and Analysis — Equity-Based Long-Term Incentive Awards — Performance Share Awards." Achievement of the threshold amount requires total shareholder return at or above the 25th percentile as compared to total shareholder return of the group of companies comprising the Standard & Poor's MidCap 400 Index over a three year performance period. Payments are prorated for performance between the 25th and 75th percentiles. The awards are subject to a payout cap equal to 400% of the aggregate value of the number of shares that the participant would have received for total shareholder return performance at the 50th percentile determined based on our share price on the date of the award of performance shares. We pay the awards that executives earn in shares of our Common Stock on a one-for-one basis and include credit for any dividends our Board approves during the performance period. However, we do not pay dividends or dividend equivalents with respect to unearned performance share awards.

              (3)          The dollar amount shown includes the grant date fair value of the stock options that we granted in fiscal 2014 calculated in accordance with FASB ASC Topic 718. Amounts relating to performance share awards are based on valuations under a Monte Carlo simulation.

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EXECUTIVE COMPENSATION

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 Outstanding Equity Awards at September 30, 2014

              The table below sets forth information on outstanding stock options and awards and unvested stock awards that our named executive officers held on September 30, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options — Exercisable (#)	Number of Securities Underlying Unexercised Options — Unexercisable (#)(1)(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (1)(2)	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5)(6)
Charles L. Szews	40,800			41.04	10/19/15	73,274	3,235,047	13,700	604,855
	37,800			49.98	10/18/16
	52,200			54.63	10/17/17
	114,334			12.04	10/16/18
	82,000			32.10	09/14/16
	18,433	36,867		47.33	09/16/20
		83,150		46.94	09/15/21
David M. Sagehorn	3,000			49.98	10/18/16	30,393	1,341,851	58,500	2,582,775
	12,800			54.63	10/17/17
	3,995			12.04	10/16/18
	42,500			32.10	09/14/16
	61,500			19.24	09/19/18
	30,000	15,000		28.96	09/17/19
	5,733	11,467		47.33	09/16/20
		27,625		46.94	09/15/21
Wilson R. Jones	2,000			49.98	10/18/16	53,905	2,379,906	61,588	2,719,110
	10,000			54.63	10/17/17
	40,000			12.04	10/16/18
	15,000			28.73	09/20/17
	35,000			19.24	09/19/18
	31,333	15,667		28.96	09/17/19
	6,466	12,934		47.33	09/16/20
		31,200		46.94	09/15/21
John M. Urias	13,333	6,667		17.20	10/06/18	19,593	865,031	25,588	1,129,710
	13,333	6,667		28.96	09/17/19
	2,400	4,800		47.33	09/16/20
		11,600		46.94	09/15/21
Janet L. Hogan		2,800		54.56	05/12/21	16,544	730,418	2,038	89,978
		9,375		46.94	09/15/21

              (1)          All options that expire on October 19, 2015, October 18, 2016, October 17, 2017 and October 16, 2018 expire ten years and one month from the date of grant and vest ratably over a three year period beginning with the first 33.3% vesting one year after the date of grant, the second 33.3% vesting two years after the date of grant and the final 33.4% vesting three years after the date of grant.

              (2)          All options that expire on or after September 14, 2016, other than those described in footnote 1 above, expire seven years from the date of grant and vest ratably over a three year period beginning with the first 33.3% vesting one year after the date of grant, the second 33.3% vesting two years after the date of grant and the final 33.4% vesting three years after the date of grant.

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EXECUTIVE COMPENSATION

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              (3)          The vesting dates for all restricted shares and restricted stock units that our named executive officers held at September 30, 2014 are as follows:

	Vesting Date
Name	Date	No. of Shares or Units
Charles L. Szews	09/15/2015	14,916
	09/16/2015	14,262
	09/15/2016	14,917
	09/16/2016	14,262
	09/15/2017	14,917
David M. Sagehorn	09/15/2015	4,408
	09/16/2015	4,417
	09/17/2015	8,334
	09/15/2016	4,408
	09/16/2016	4,417
	09/15/2017	4,409
Wilson R. Jones	08/01/2015	20,000
	09/15/2015	4,975
	09/16/2015	4,990
	09/17/2015	9,000
	09/15/2016	4,975
	09/16/2016	4,990
	09/15/2017	4,975
John M. Urias	10/06/2014	6,667
	09/15/2015	1,850
	09/16/2015	1,854
	09/17/2015	3,667
	09/15/2016	1,850
	09/16/2016	1,855
	09/15/2017	1,850
Janet L. Hogan	05/12/2015	4,023
	09/15/2015	1,491
	05/12/2016	4,023
	09/15/2016	1,492
	05/12/2017	4,023
	09/15/2017	1,492

              (4)          We used the closing price of our Common Stock of $44.15 on September 30, 2014 to calculate the value of unvested shares.

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•

EXECUTIVE COMPENSATION

•

•

              (5)          The vesting dates for all performance shares that our named executive officers held at September 30, 2014 are as follows:

	Vesting Date of Performance Shares
Name	9/30/15	9/30/16	9/30/17
Charles L. Szews	—	13,700	—
David M. Sagehorn	50,000	4,250	4,250
Wilson R. Jones	52,000	4,800	4,788
John M. Urias	22,000	1,800	1,788
Janet L. Hogan	—	600	1,438

              (6)          The number and value of performance shares reflected in the above table (and in note (5)) assume performance at the maximum level for the award that vests September 30, 2015 and performance at the threshold level for the other awards.

Option Exercises and Stock Vested Table

              The table below shows a summary of the stock options that our named executive officers exercised during fiscal 2014 and stock awards that vested for the named executive officers during fiscal 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)(2)
Charles L. Szews	34,000	829,213	14,262	666,318
David M. Sagehorn	141,005	4,349,364	34,816	1,689,321
Wilson R. Jones	49,500	1,022,339	29,157	1,406,701
John M. Urias	—	—	12,188	591,960
Janet L. Hogan	—	—	—	—

              (1)          Under the terms of Mr. Szews' restricted stock units, Mr. Szews will receive the 14,262 shares of Common Stock that are payable in respect of the restricted stock units that vested in fiscal 2014 (14,100 shares in respect of the portion of the original award that vested in fiscal 2014 and 162 shares in respect of dividend equivalents on those shares) six months following his separation from service with our company (or earlier upon a change in control, death or qualifying disability).

              (2)          Reflects the amount calculated by multiplying the number of shares of restricted stock and performance shares vested by the market price of our Common Stock on the vesting date.

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EXECUTIVE COMPENSATION

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•

 Pension Benefits

              The table below sets forth the number of years of credited service and the present value of accumulated benefits and payments during fiscal 2014 under the Oshkosh Corporation Retirement Plan and the Oshkosh Corporation Executive Retirement Plan for each of the named executive officers who participate in such plans.

Name	Plan Name	Number of Years of Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Charles L. Szews	Retirement Plan	17	571,482	—
	Executive Retirement Plan	17	5,536,647	—
David M. Sagehorn	Retirement Plan	13	322,930	—
	Executive Retirement Plan	9	1,182,191	—
Wilson R. Jones	Retirement Plan	8	225,025	—
	Executive Retirement Plan	5	110,097	—
John M. Urias	Retirement Plan	2	—	—
	Executive Retirement Plan	1	—	—
Janet L. Hogan	Not applicable	—	—	—

              (1)          Years of credited service under the Retirement Plan are based on the executive working one thousand hours during the plan year (i.e., March 1 — February 28); however, years of credited service under the Executive Retirement Plan are based on completed years and months of employment with us, and vesting under the Executive Retirement Plan is based on completed years of employment as an executive officer. Participants do not accrue additional years of credited service under the Retirement Plan or the Executive Retirement Plan after December 31, 2012; however, vesting service continues under both plans. Ms. Hogan joined our company after we froze our pension plans; therefore, she does not participate in the plans.

              (2)          The actuarial values of the accumulated plan benefits for the Retirement Plan and the Executive Retirement Plan were calculated using the unit credit valuation method and the following assumptions, among others: that the participants retire at their first unreduced retirement age of 62; that the benefit calculation date is September 30, 2014, consistent with our accounting measurement date for financial statement reporting purposes; that the discount rate is 4.50%; that the post-retirement mortality assumption is based on the RP-2014 table with MP-2014 mortality improvement scale using a generational projection; that final average pay is based on the current average pay without projection; that the form of payment is a single life annuity; and that the Retirement Plan benefit accrued ratably over the participant's years of service up to December 31, 2012, the date the Retirement Plan benefits were frozen, and the Executive Retirement Plan benefit accrued ratably over the first 20 years from the date of hire up to December 31, 2012, the date the Executive Retirement Plan benefits were frozen, and becomes vested 20% per year from years 5 to 10 from the date the employee became an officer.

              Oshkosh Corporation Retirement Plan — Under the Retirement Plan, a salaried employee is entitled to receive upon retirement at age 65 a monthly benefit equal to 50% of average monthly compensation less 45% of the primary social security benefit payable at age 65, reduced by 1/30th for each benefit accrual year of service less than 30, or certain actuarially equivalent benefits. Average monthly compensation is based on the average of the five highest consecutive years of earnings (excluding bonuses and subject to a maximum amount of compensation as established pursuant to IRS regulations) prior to the participant's normal retirement age or other date of termination. One thousand hours constitute a year of service. As of March 1, 1994, IRS regulations lowered the maximum amount of compensation allowed to be included in benefit calculations from $235,840 to $150,000. This amount

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•

EXECUTIVE COMPENSATION

•

•

was increased to $160,000 as of March 1, 1997, $170,000 as of January 1, 2000, $200,000 as of January 1, 2002, $205,000 as of January 1, 2004, $210,000 as of January 1, 2005, $220,000 as of January 1, 2006, $225,000 as of January 1, 2007, $230,000 as of January 1, 2008, $245,000 as of January 1, 2009 and $250,000 as of January 1, 2012. Accrued benefits calculated as of February 28, 1994 at the higher limit have been grandfathered. An employee who has reached the age of 55 with a minimum of five years of service may retire and begin to receive the actuarial equivalent of his or her pension benefits. The pension benefits payable to an employee who retires at age 55 with a minimum of five years of service are equal to 50% of the pension benefits that would have been payable to such employee had he or she continued his or her employment with us until he or she reached age 65. The percentage increases for each year of continued service with us between the date on which the employee reaches age 55 and the date on which the employee reaches age 65. The spouse of an employee who would have been eligible for early retirement at death is entitled to a monthly benefit equivalent to 50% of the amount of the life annuity which would have been payable to a participant as of the participant's normal retirement age. Compensation that the Retirement Plan covers for the named executive officers generally corresponds with the base salary for each such individual, subject to the annual maximum. As of September 30, 2014, Mr. Szews was the only named executive officer eligible for retirement under the Retirement Plan. We took action in fiscal 2012 to freeze benefits under the Retirement Plan effective December 31, 2012 and are now providing benefits to impacted employees under a new, qualified defined contribution plan.

              Oshkosh Corporation Executive Retirement Plan — Under the Executive Retirement Plan, certain of our officers, including the named executive officers (with the exception of Ms. Hogan), are entitled to receive upon retirement a monthly benefit equal to 24% of their average monthly compensation at age 55 increasing to 40% of average monthly compensation at age 62, prorated if the executive has less than 20 years of service at retirement. This amount is reduced by the amount of any pension payable by us under the Retirement Plan, the annuity value of the executive's 401(k) plan match and 50% of the executive's social security benefit. Average monthly compensation is based on the average of the executive's compensation for the highest five years of pay in the last ten years of credited service with the highest five not required to be consecutive. Beginning October 1, 2004, the final average monthly compensation includes base and bonus pay. The executive's spouse is entitled to receive 50% of the Executive Retirement Plan benefit that would have been payable in the event of the executive's death. Compensation that the Executive Retirement Plan covers generally corresponds with base salary and earned bonus compensation. As of September 30, 2014, Mr. Szews was the only named executive officer eligible for early retirement under the Executive Retirement Plan. We took action in fiscal 2012 to freeze benefits under the Executive Retirement Plan effective December 31, 2012 and are now providing benefits to impacted employees under a new, non-qualified defined contribution plan.

•

•

EXECUTIVE COMPENSATION

•

•

 Non-Qualified Deferred Compensation

              The following table sets forth certain information with respect to amounts earned during fiscal 2014 under the Oshkosh Corporation Deferred Compensation Plan for Directors and Executive Officers, or the Deferred Compensation Plan, the Oshkosh Corporation Defined Contribution Executive Retirement Plan and an award of restricted stock units.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Charles L. Szews	—	1,047,233	(1,011)	—	1,452,392
David M. Sagehorn	—	141,623	10,648	—	312,454
Wilson R. Jones	—	175,715	16,318	—	385,991
John M. Urias	—	122,611	9,079	—	259,074
Janet L. Hogan	—	—	—	—	—

              (1)          The amount shown in this column for Mr. Szews includes $666,318 reflecting the value on the vesting date of 14,262 shares of Common Stock that are payable in respect of restricted stock units that vested in fiscal 2014. Under the terms of Mr. Szews' restricted stock units, Mr. Szews will receive the shares six months following his separation from service with our company or earlier upon a change in control, death or qualifying disability. This amount is not included in the Summary Compensation Table for fiscal 2014, but the award of these restricted stock units was reflected in the Summary Compensation Table for fiscal 2013 in the amount of $667,353. The remaining amounts shown in this column represent benefits earned under the Defined Contribution Executive Retirement Plan, which amounts are also included in the "All Other Compensation" column in the Summary Compensation Table for fiscal 2014.

              (2)          The amounts shown in this column represent earnings in fiscal 2014 that are neither above market nor preferential. Accordingly, the amounts are not included in the Summary Compensation Table for fiscal 2014. With respect to Mr. Szews' restricted stock units, the earnings reflect the change in the market value of the shares of Common Stock that he is entitled to receive in respect of such restricted stock units and dividends on those shares.

              (3)          The amount shown in this column in excess of the sum of the amounts from the preceding columns includes $406,170 for Mr. Szews, $160,183 for Mr. Sagehorn and $193,958 for Mr. Jones, respectively, that was previously reported as compensation in the Summary Compensation Table for years prior to fiscal 2014; and $127,384 for Mr. Urias that was not previously reported as compensation in the Summary Compensation Table for years prior to fiscal 2014 because he was not a named executive officer in the relevant year.

              Oshkosh Corporation Deferred Compensation Plan for Directors and Executive Officers — Under the Deferred Compensation Plan, each participating named executive officer may defer up to 65% of the executive officer's base salary for the plan year, up to 85% of the executive officer's annual incentive compensation payable in the plan year for services and performance during the preceding plan year, and up to 100% of any share-based long-term incentives.

              An executive participating in the Deferred Compensation Plan may elect to have his deferrals credited to a fixed-income investment account or in a stock account. Deferrals credited to a fixed-income

•

•

EXECUTIVE COMPENSATION

•

•

investment account earn interest at the prime rate as published in The Wall Street Journal on the last business day of the immediately preceding plan year quarter, plus 1%. Deferrals credited to a stock account are treated as though invested in our Common Stock. Any dividends earned on our Common Stock are reinvested in each executive's stock account.

              Payments from the Deferred Compensation Plan may be made in a lump sum or in annual installments for up to ten years at the election of the executive. Payments generally initiate six months after the executive's separation from service with us. However, in the event of a change in control of our company, as defined in the Deferred Compensation Plan, we will pay out the accounts of all executives in a single lump sum cash payment.

              Oshkosh Corporation Defined Contribution Executive Retirement Plan — Under our non-qualified Defined Contribution Executive Retirement Plan, certain of our officers, including the named executive officers, are entitled to receive upon separation from service cash distributions of either a single lump sum payment or annual installments over a period of two to ten years, as elected by the participant, equal to the vested balance of the participant's account. A participant's account balance is equal to the sum of annual benefit credits made to the participant's account, adjusted for returns based on the hypothetical investment experience of the investment option selected by the participant.

              For any participant who was a participant in our Executive Retirement Plan on December 31, 2012, the annual benefit credits are equal to a percentage of the participant's annual compensation defined as annual base pay and bonus. The percentage of compensation earned is 10% for such participants age 44 or below; 12.5% for participants age 45 to 50; and 15% for participants age 51 or above. Effective June 1, 2014, all participants are immediately 100% vested.

              For participants who were not participants in our Executive Retirement Plan on December 31, 2012, the annual benefit credit is equal to the excess of the employer non-elective contribution under our tax-qualified Oshkosh Corporation and Affiliates Tax Deferred Investment Plan that would have been made for the applicable year without giving effect to the limitations imposed by Section 401(a)(17) or Section 415 of the Internal Revenue Code over the amount of the contribution actually made. Effective June 1, 2014, all participants are immediately 100% vested.

              All participants' accumulated benefits increase or decrease based on the hypothetical investment experience of the investment option selected by the participant. Available hypothetical investment options are generally the same as the investment options available under our tax-qualified defined contribution retirement plan.

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•

EXECUTIVE COMPENSATION

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•

Potential Payments Upon Termination Or Change In Control

              The following tables disclose potential payments and benefits under our compensation and benefit plans and arrangements to which our named executive officers would be entitled to upon a termination of employment or a change in control of our company. We list the estimated amount of compensation payable to each of our named executive officers in each situation in the tables below assuming that the termination and/or change in control of our company occurred at September 30, 2014 and that our Common Stock had a value per share of $44.15, which was the closing market price for our Common Stock on September 30, 2014. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control, and therefore the actual amounts would vary from the estimated amounts in the tables below. Descriptions of the circumstances that would trigger payments or benefits to our named executive officers, how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements and plans, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables. However, refer to the Pension Benefits table above for the present value of amounts that our named executive officers would receive upon retirement absent a change in control of our company.

Charles L. Szews	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts
Cash Termination Payment				4,987,964		9,052,251
Continued Life, Hospitalization, Medical and Dental Insurance Coverage				41,618		65,598
Outplacement Services						162,000
Legal and Accounting Advisor Services						10,000
Unvested Stock Options
Unvested Performance Shares
Unvested Restricted Stock and Restricted Stock Units	3,235,043	3,235,043	3,235,043		3,235,043	3,235,043
Unearned Annual Cash Incentive Awards					1,350,000	1,350,000
Unvested Retirement Benefits
Additional Retirement Benefits						167,843
Excise Tax Gross Up Payment						4,452,835

Total Pre-tax Benefit	3,235,043	3,235,043	3,235,043	5,029,582	4,585,043	18,495,570

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•

EXECUTIVE COMPENSATION

•

•

David M. Sagehorn	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts			Not Eligible
Cash Termination Payment				1,230,004		4,357,473
Continued Life, Hospitalization, Medical and Dental Insurance Coverage						66,373
Outplacement Services						92,250
Legal and Accounting Advisor Services						10,000
Unvested Stock Options	227,850	227,850			227,850	227,850
Unvested Performance Shares	1,287,708	1,287,708			1,931,563	1,931,563
Unvested Restricted Stock and Restricted Stock Units	1,341,865	1,341,865			1,341,865	1,341,865
Unearned Annual Cash Incentive Awards					461,252	461,252
Unvested Retirement Benefits
Additional Retirement Benefits						443,841
Excise Tax Gross Up Payment						2,535,944

Total Pre-tax Benefit	2,857,423	2,857,423		1,230,004	3,962,530	11,468,411

Wilson R. Jones	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts			Not Eligible
Cash Termination Payment				1,280,002		2,968,568
Continued Life, Hospitalization, Medical and Dental Insurance Coverage						41,618
Outplacement Services						96,000
Legal and Accounting Advisor Services						5,000
Unvested Stock Options	237,982	237,982			237,982	237,982
Unvested Performance Shares	1,339,217	1,339,217			2,008,825	2,008,825
Unvested Restricted Stock and Restricted Stock Units	2,379,920	2,379,920			2,379,920	2,379,920
Unearned Annual Cash Incentive Awards					480,000	480,000
Unvested Retirement Benefits					392,455	392,455
Additional Retirement Benefits
Excise Tax Gross Up Payment

Total Pre-tax Benefit	3,957,119	3,957,119		1,280,002	5,499,182	8,610,368

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EXECUTIVE COMPENSATION

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John M. Urias	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts
Cash Termination Payment				901,768		1,945,400
Continued Life, Hospitalization, Medical and Dental Insurance Coverage						3,506
Outplacement Services						67,633
Legal and Accounting Advisor Services						5,000
Unvested Stock Options	280,947	280,947	280,947		280,947	280,947
Unvested Performance Shares	566,592	566,592	566,592		849,888	849,888
Unvested Restricted Stock and Restricted Stock Units	865,036	865,036			865,036	865,036
Unearned Annual Cash Incentive Awards					270,530	270,530
Unvested Retirement Benefits
Additional Retirement Benefits
Excise Tax Gross Up Payment

Total Pre-tax Benefit	1,712,575	1,712,575	847,539	901,768	2,266,401	4,287,940

Janet L. Hogan	Death ($)	Disability ($)	Retirement ($)	Involuntary Termination Without Cause or for Good Reason ($)	Change in Control ($)	Change in Control and Termination Without Cause or for Good Reason ($)
Triggered Payouts			Not Eligible
Cash Termination Payment				820,003		820,003
Continued Life, Hospitalization, Medical and Dental Insurance Coverage						40,996
Outplacement Services						61,500
Legal and Accounting Advisor Services						5,000
Unvested Stock Options
Unvested Performance Shares
Unvested Restricted Stock and Restricted Stock Units	730,429	730,429			730,429	730,429
Unearned Annual Cash Incentive Awards					246,000	246,000
Unvested Retirement Benefits
Additional Retirement Benefits
Excise Tax Gross Up Payment

Total Pre-tax Benefit	730,429	730,429		820,003	976,429	1,903,928

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EXECUTIVE COMPENSATION

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•

              Key Executive Employment and Severance Agreements — We currently have in effect Key Executive Employment and Severance Agreements, or KEESAs, with our executive officers, including each of our named executive officers. Under the KEESAs, after a change in control of our company, if the executive's employment is terminated, other than by reason of death, disability or for cause, then the executive is entitled to a cash termination payment and other benefits. The executive is also entitled to a cash termination payment and other benefits if, after the change in control of our company, the executive terminates his or her employment for good reason. The termination payment will be equal to the sum of the executive's annual salary in effect at the change in control (or any subsequent higher salary) plus the highest annual bonus award paid during the three years before the change in control, multiplied by the number of years remaining in the employment period (up to three but not less than one for Messrs. Szews and Sagehorn, and up to two, but not less than one, for Messrs. Jones and Urias and Ms. Hogan). The amounts in the tables assume the maximum three years, for Messrs. Szews and Sagehorn, or two years, for Messrs. Jones and Urias and Ms. Hogan, remaining in the employment period. If Mr. Szews or Mr. Sagehorn is entitled to a cash termination payment, then the executive also is entitled to the difference between the unreduced social security benefit payable to the executive if his employment continued until his unreduced social security age and the actual social security benefit payable to the executive at the end of the employment period. This payment ceases at the executive's unreduced social security age. In addition, the KEESAs provide for outplacement services and continuation of life and disability insurance for up to three years, for Messrs. Szews and Sagehorn, or two years, for Messrs. Jones and Urias and Ms. Hogan, hospitalization, medical and dental coverage and other welfare benefits as in effect at the termination. The KEESAs for Messrs. Szews and Sagehorn provide that if the payments under the agreement are an "excess parachute payment" for purposes of the Internal Revenue Code, then we will pay the executive the amount necessary to offset the 20% excise tax that the Internal Revenue Code imposes and any additional taxes on this payment. To the extent that payments to Messrs. Jones and Urias and Ms. Hogan under their agreements would be considered "excess parachute payments," the payments will be reduced to a point at which they are no longer considered excess parachute payments, or the executive will receive the full payment and be personally liable for the excise tax, whichever produces the larger after-tax benefit to him or her. In fiscal 2008, we revised the terms of the KEESAs with the purpose of ensuring that payments under the agreement are not "income includible under Section 409A" for purposes of the Internal Revenue Code. However, if for some reason payments under the agreement are nonetheless "income includible under Section 409A," then we can be obligated to pay the executive the 20% additional income tax that Internal Revenue Code Section 409A imposes and interest and any additional taxes on this payment.

              In consideration of the KEESA benefits, each executive officer party to a KEESA agrees not to compete with us for a period of 18 months after the executive officer leaves us and to keep in confidence any proprietary information or confidential information for a period of 18 months after the executive officer leaves us. Our Board of Directors can waive both of these conditions.

              Under the KEESAs, there is a "change in control" if:

  •
  any person is or becomes the beneficial owner of securities representing 25% or more of our outstanding Common Stock;

  •
  there is a change in the composition of our Board of Directors that at least two-thirds of the existing directors have not approved;

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EXECUTIVE COMPENSATION

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•

  •
  a merger, consolidation or share exchange with any other corporation (or the issuance of voting securities in connection with a merger, consolidation or share exchange) is consummated in which our shareholders control less than 50% of combined voting power after the merger, consolidation or share exchange; or

  •
  our shareholders approve a plan of complete liquidation or dissolution or a sale or disposition by us of all or substantially all of our assets is consummated.

              Under the KEESAs, the term "cause" generally means:

  •
  committing any act of fraud, embezzlement or theft in connection with the executive's duties as an executive officer;

  •
  continuing, willful and unreasonable refusal by an executive to perform duties or responsibilities;

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  willfully engaging in illegal conduct or gross misconduct that causes us demonstrable and serious financial injury;

  •
  willfully disclosing our trade secrets or confidential information; or

  •
  engaging in competition with us that our Board of Directors determines to be materially harmful to us.

              Under the KEESAs, the term "good reason" generally means:

  •
  a breach of the agreement by us;

  •
  any reduction in an executive's base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits;

  •
  a material adverse change in the executive's working conditions or status with us from such working conditions or status in effect during the 180-day period prior to the change in control, including but not limited to a significant change in the nature or scope of his or her authority, powers, functions, duties or responsibilities or a significant reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but in each case excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that we remedy promptly after receipt of notice thereof;

  •
  relocation of the executive's principal place of employment to a location more than 50 miles from the executive's principal place of employment during the 180-day period prior to the change in control;

  •
  we require the executive to travel on business to a materially greater extent than was required during the 180-day period prior to the change in control;

  •
  our failure to cause a successor to assume an executive's agreement; or

  •
  the executive's employment is terminated after a change in control without delivering proper notice of termination.

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EXECUTIVE COMPENSATION

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•

              Stock Option Agreements — We have granted stock option awards to our named executive officers under the Oshkosh Corporation 2004 Incentive Stock and Awards Plan, and the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Each plan contains provisions that apply upon a termination of an executive or a change in control of our company.

Oshkosh Corporation 2004 Incentive Stock and Awards Plan

              Under this plan and the related award agreements, if the executive's employment terminates by reason of the executive's death, disability or retirement, then the option award will become fully vested and will remain exercisable by the executive or his beneficiary for a period of one year after the date of the executive's death or disability or one to three years after the date of the executive's retirement. Effective upon a change in control of our company, the option award will fully vest and will immediately become exercisable, and the executive holding the option award will have the right to receive, in exchange for surrender of each option, an amount of cash equal to the excess, if any, of the fair market value of a share of our Common Stock as determined on the date of exercise over the exercise price of the option. "Change in control" in this plan is defined in the same manner as under the KEESAs.

Oshkosh Corporation 2009 Incentive Stock and Awards Plan

              Under this plan and the related award agreements, if the executive's employment terminates by reason of the executive's death, disability or retirement, then the option award will become fully vested and will remain exercisable by the executive or his or her beneficiary for a period of one year after the date of the executive's death or disability or three years after the date of the executive's retirement. Effective upon a change in control of our company, the option award will fully vest and will immediately become exercisable, and the executive holding the option award will have the right to receive, in exchange for surrender of each option, an amount of cash equal to the excess, if any, of the fair market value of a share of our Common Stock as determined on the date of exercise over the exercise price of the option as stated on the date the option was awarded. "Change in control" in this plan is defined in the same manner as under the KEESAs.

              The amounts in the tables above include the value attributable to unvested stock options that our named executive officers held valued at the amount by which the closing price of our Common Stock on September 30, 2014 exceeds the exercise price of the unvested options.

              Performance Share Awards — We have granted performance share awards to our named executive officers under the Oshkosh Corporation 2004 Incentive Stock and Awards Plan and the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Under these plans and the related award terms, if the executive's employment terminates by reason of the executive's death, disability or retirement after the tenth trading day of the performance period in respect of an award, then the executive will receive a proportionate number of the shares of our Common Stock that the executive would have received had the performance period ended on the date of termination based on the number of days that have elapsed in the performance period prior to the date of termination. If we cease to employ the executive for any reason other than death, disability or retirement, then the executive will forfeit any rights with respect to an award of performance shares. Pursuant to the award terms, effective upon a change in control of our company that occurs during the performance period in respect of an award, the executive will be fully vested in the number of shares of our Common Stock calculated as if the performance period ended on the date of the change in control. The amounts reflected in the tables

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EXECUTIVE COMPENSATION

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•

above relating to performance share awards that we granted in fiscal 2012 reflect a payment amount equal to 175% of the target performance share awards based on our achievement of total shareholder return at the maximum performance level under these awards calculated as of September 30, 2014. Amounts are not shown for performance awards that we granted in fiscal 2014 because the performance period for those awards does not begin to run until the beginning of fiscal 2015.

              Restricted Stock — We have granted restricted stock awards to our named executive officers under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Under this plan and the related award agreements, if the executive's employment terminates by reason of the executive's death or disability, then any shares of restricted stock that are not vested will become fully vested at the time the executive's employment is terminated as a result of death or disability. If we cease to employ the executive for any reason other than death or disability, then any shares of restricted stock held by the executive that are not vested on the date of such termination will be immediately forfeited. Effective upon a change in control of our company, any shares of restricted stock that have not vested will vest and the executive will have the right to receive, in exchange for surrender of such shares of restricted stock, an amount of cash equal to the greater of (i) the fair market value of a share of our stock as determined on the date of the change in control, (ii) the highest per share price paid in the change in control transaction or (iii) the fair market value of a share calculated on the date of surrender.

              Restricted Stock Units — We have granted restricted stock unit awards to our named executive officers under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. Under this plan and the related award agreements, if the executive's employment terminates by reason of the executive's death or disability, then any restricted stock units that are not vested will become fully vested at the time the executive's employment is terminated as a result of death or disability. The restricted stock units also fully vest if the executive's employment is terminated as a result of a qualified retirement, except that, for our named executive officers other than Mr. Szews, if the qualified retirement occurs prior to the first anniversary of the grant date of the restricted stock unit award, then only a pro-rata portion of the restricted stock units will vest. We define qualified retirement as a retirement at a time when the executive is at least 55 years of age and the executive's age, when added to his or her years of service with our company, equals or exceeds 70. No named executive officer, other than Mr. Szews, was eligible for a qualified retirement at September 30, 2014. If we cease to employ the executive for any reason other than death, disability or a qualified retirement, then any restricted stock units held by the executive that are not vested on the date of such termination will be immediately forfeited. Effective upon a change in control of our company, any restricted stock units that have not vested will vest and the executive will have the right to receive, in exchange for surrender of such restricted stock units, shares or an amount of cash equal to the greater of (i) the fair market value of a share of our stock as determined on the date of the change in control, (ii) the highest per share price paid in the change in control transaction or (iii) in certain change in control transactions, the fair market value of a share calculated on the date of surrender.

              Oshkosh Corporation Executive Retirement Plan — Upon a change in control of our company, executives participating in our Executive Retirement Plan are vested without regard to the normal vesting schedule under the plan. Furthermore, if the executive's employment is terminated for any reason following the change in control, the executive will be entitled to receive a single lump sum cash payment equal to the present value (as determined under the Executive Retirement Plan) of the executive's earned and vested benefits under the Executive Retirement Plan through December 31, 2004, within 60 days after the termination of the executive's employment. "Change in control" is defined in the same manner as under the KEESAs for this purpose. The executive will also be entitled to receive a

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EXECUTIVE COMPENSATION

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single lump sum cash payment equal to the present value (as determined under the Executive Retirement Plan) of the executive's earned and vested benefits under the Executive Retirement Plan for the period commencing January 1, 2005, within 60 days of the change in control. "Change in control" has a specified meaning for this purpose as defined in the Executive Retirement Plan.

              Defined Contribution Executive Retirement Plan — Under the Oshkosh Corporation Defined Contribution Executive Retirement Plan, following a change in control, any participant who is terminated will be entitled to receive an immediate single sum distribution of his or her account balance within 60 days.

              Annual Cash Incentive Awards — Under the Oshkosh Corporation 2004 Incentive Stock and Awards Plan and the Oshkosh Corporation 2009 Incentive Stock and Awards Plan, upon a change in control of our company, for any annual cash incentive award that a named executive officer has not earned by the time of the change in control, the named executive officer is entitled to receive a proportionate amount of the executive's annual cash incentive target award opportunity, based on the number of whole months that have elapsed in the fiscal year prior to the change in control. For each named executive officer, the amounts we disclose as "Unearned Annual Cash Incentive Awards" in the tables above assume that the change in control occurred prior to the end of the fiscal year and, therefore, the named executive officers did not yet earn their annual cash incentive awards, but the amounts do reflect the full target award opportunity for such executive for fiscal 2014 rather than only a proportionate amount. The Summary Compensation Table reflects the actual amount of the annual cash incentive award that each named executive officer earned for fiscal 2014. A named executive officer would not be entitled to receive both the amount in the tables above and the amount in the Summary Compensation Table.

              For purposes of determining the amount of any excise tax that the Internal Revenue Code may impose as a result of our payment of an executive's annual cash incentive target award opportunity upon a change in control of our company (and to enable us to estimate any excise tax gross-up payment that we would have to pay to Mr. Szews or Mr. Sagehorn), we assume that the executive has earned the entire amount of the award as of September 30, 2014, the assumed date of the change in control.

              Deferred Compensation Plans — A termination of an executive officer or a change in control of our company would not impact the amounts payable to our named executive officers under the Oshkosh Corporation Deferred Compensation Plan for Directors and Executive Officers.

Executive Employment Agreements

Mr. Szews' Employment Agreement

              We entered into an employment agreement with Mr. Szews on March 20, 2007 and amended the agreement in 2008 to bring the agreement in compliance with the requirements of Internal Revenue Code Section 409A. We amended the agreement again on April 26, 2011 in connection with Mr. Szews' appointment as Chief Executive Officer. The initial term of Mr. Szews' employment agreement expired on December 31, 2012. Following the expiration of the initial term, the term of the employment agreement automatically renews and extends annually for periods of one year unless either party gives notice of nonrenewal. However, the term of the employment agreement will not be automatically renewed and extended beyond the date on which Mr. Szews attains age 62. Under the employment agreement, as

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EXECUTIVE COMPENSATION

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amended, we have the right to terminate Mr. Szews' employment at any time. If we terminate Mr. Szews' employment without cause or Mr. Szews terminates his employment for good reason, then, provided that Mr. Szews executes a release of claims against us, Mr. Szews will generally be entitled to receive as severance pay, in lieu of base salary and bonus for the remaining term of the employment agreement, an amount equal to the sum of (i) the product of two times the sum of (A) Mr. Szews' then current base salary, plus (B) a representative annual bonus amount for Mr. Szews, plus (ii) if Mr. Szews will not receive a bonus with respect to the fiscal year in which such termination occurs under the bonus plan then in effect solely as a result of the termination of Mr. Szews' employment, a pro rata bonus for the fiscal year in which the termination occurs in an amount based upon the bonus (if any) that Mr. Szews would have received had he remained employed through the entire fiscal year. If Mr. Szews is entitled to severance pay, then, for no additional consideration, Mr. Szews is obligated to make himself available to consult with and otherwise assist or provide general advice to our then Chief Executive Officer and to our Board of Directors as and at such times as they may reasonably request during the two-year period after the date of termination of Mr. Szews' employment.

              In consideration of the benefits provided to Mr. Szews in his employment agreement, Mr. Szews entered into a confidentiality and loyalty agreement with us whereby he agrees not to compete with us for a period of 18 months after the termination of his employment and to keep in confidence any proprietary information or confidential information for a period of two years after the termination of his employment. In this agreement, Mr. Szews also agrees not to solicit our employees and to notify us before accepting employment with a competitor of ours for a period of 18 months after the termination of his employment.

              Under Mr. Szews' employment agreement, "cause" is defined as follows:

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  engaging in misconduct that is substantially injurious to us;

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  engaging in any willful act or omission that materially injures our reputation, business or prospects;

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  being convicted of a felony;

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  consenting to an order of the SEC for a violation of the federal securities laws;

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  failing to perform material duties in a competent and efficient manner which failure is not due to illness or disability;

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  being made subject to a petition under the federal bankruptcy laws or any state insolvency law or having a receiver appointed;

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  failing to file timely federal or state income tax returns and to pay related taxes;

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  being involved in the commission of an impropriety involving our financial statements;

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  committing material violations of our codes of conduct; or

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  materially breaching obligations under the confidentiality and loyalty agreement.

              Under Mr. Szews' employment agreement, the term "good reason" means any substantial breach by us of the employment agreement that is not remedied by us promptly after receipt of notice thereof from Mr. Szews.

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DIRECTOR COMPENSATION

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Director Compensation

              The table below summarizes the compensation paid to or earned by our non-employee directors during fiscal 2014.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)	Total ($)
Richard M. Donnelly	235,000	129,625	3,312	—	367,937
Peter B. Hamilton	126,688	129,625	—	—	256,313
Kathleen J. Hempel	111,719	129,625	—	—	241,344
Leslie F. Kenne	108,500	129,625	—	—	238,125
Stephen D. Newlin	96,448	129,625	—	—	226,073
Craig P. Omtvedt	113,500	129,625	—	—	243,125
Duncan J. Palmer	98,500	129,625	—	—	228,125
John S. Shiely	98,500	129,625	—	—	228,125
Richard G. Sim	98,500	129,625	—	—	228,125
William S. Wallace	98,500	129,625	—	—	228,125

              (1)          Mr. Szews, who serves as both a director and as our Chief Executive Officer, received no additional compensation for his service on our Board of Directors and is not included in this table. The compensation Mr. Szews received as our Chief Executive Officer during and for fiscal 2014 is shown in the Summary Compensation Table on page 63.

              (2)          As applicable SEC rules require, amounts in this column are based on the aggregate grant date fair value of awards to our directors under our 2009 Incentive Stock and Awards Plan rather than actual amounts we paid to these directors or amounts that the directors actually realized or will realize as a result of these awards. We computed the aggregate grant date fair value of these awards in accordance with FASB ASC Topic 718. We based the fair value of stock awards on the market price of the shares awarded on the date of grant (which considers the value of dividends that the holder of restricted shares is entitled to receive).

              (3)          The table below sets forth the aggregate number of stock option awards of each of our non-employee directors outstanding at September 30, 2014.

Name	Aggregate Number of Outstanding Stock Option Awards (#)
Richard M. Donnelly	18,250
Peter B. Hamilton	1,500
Kathleen J. Hempel	18,250
Leslie F. Kenne	3,075
Stephen D. Newlin	—
Craig P. Omtvedt	9,350
Duncan J. Palmer	1,500
John S. Shiely	—
Richard G. Sim	12,600
William S. Wallace	2,500

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DIRECTOR COMPENSATION

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              (4)          The amounts in this column represent above-market interest on non-qualified deferred compensation computed on a quarter by quarter basis. The above-market interest rate is the percentage amount by which the interest rate earned on deferred compensation in fiscal 2014 exceeded 120% of the applicable federal long-term interest rate, with compounding, at the time the interest rate was set. The interest rate earned on deferred compensation for the first, second, third and fourth quarters of fiscal 2014 was 4.25%. For the same periods, 120% of the applicable long-term interest rate was 3.93%, 3.98%, 3.72% and 3.52%, respectively.

Retainer and Meeting Fees

              Each non-employee director, other than Mr. Donnelly, is entitled to receive an annual retainer of $85,000. Mr. Donnelly is entitled to receive an additional annual retainer of $150,000 in recognition of his position as Chairman of the Board. The Chairpersons of the Audit Committee and the Human Resources Committee receive an additional annual retainer of $15,000 and the Chairperson of the Governance Committee receives an additional annual retainer of $10,000. Committee members receive an additional fee of $13,500 per calendar year for each Committee on which they serve. Additionally, we reimburse directors for reasonable travel and related expenses that they incur in attending Board and Board committee meetings as well as continuing education programs.

Stock Awards

              We generally grant shares of stock to our non-employee directors at the meeting of our Board held on the date of our Annual Meeting of Shareholders, or at the time a director joins our Board. Effective upon election at our 2014 Annual Meeting of Shareholders, we granted to each of our then non-employee directors 2,500 shares of stock under the Oshkosh Corporation 2009 Incentive Stock and Awards Plan. The stock awards were at the 50th percentile of the Towers Watson data for non-employee director compensation.

Deferred Compensation Plan

              Our non-employee directors may elect to participate in our Deferred Compensation Plan for Directors and Executive Officers, under which each director may defer up to 100% of all retainer fees, attendance fees and fees for serving as a committee chair. We will reduce the fees paid to each director by the amount of all deferrals made on his or her behalf. Directors also may elect under the Deferred Compensation Plan to defer up to 100% of their stock awards.

              A director participating in the Deferred Compensation Plan may elect to have his or her fee deferrals credited to a fixed-income investment account or a stock account. Deferrals of stock awards are required to be credited to a stock account. Deferrals credited to a fixed-income investment account earn interest at the prime rate as published in The Wall Street Journal on the last business day of the immediately preceding plan year quarter, plus 1%. Deferrals credited to a stock account are treated as though invested in our Common Stock. Any dividends earned on our Common Stock are reinvested in each director's stock account.

              Payments from the Deferred Compensation Plan may be made in a lump sum or in annual installments for up to ten years at the election of the director. Payments generally initiate upon the director ceasing to be a member of our Board. However, in the event of a change in control of our

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DIRECTOR COMPENSATION

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company, as defined in the Deferred Compensation Plan, we will pay out the accounts of all directors in a single lump sum cash payment.

Stock Ownership Guidelines for Directors

              The Human Resources Committee has also adopted stock ownership guidelines that apply to non-employee directors to ensure that our non-employee directors have a direct stake in the oversight and development of our company by becoming shareholders. Under these guidelines, our non-employee directors are encouraged to acquire and own our Common Stock in an amount equal to five times the annual cash retainer paid to these non-employee directors. Non-employee directors should achieve this stock ownership level within five years of becoming a director.

              As of November 24, 2014, Ms. Hempel, Messrs. Donnelly, Hamilton, Omtvedt, Palmer, Shiely, Sim, Gen. (Ret.) Wallace and Lt. Gen. (Ret.) Kenne exceeded the stock ownership levels in these guidelines. Mr. Newlin has served as a director for less than five years. As Mr. Szews also served as an executive officer of our company, he was subject to the stock ownership guidelines that apply to our officers. As of November 24, 2014, Mr. Szews exceeded the stock ownership guidelines relative to his position as Chief Executive Officer.

              In addition, we prohibit directors from entering into certain transactions for their individual account that include hedging or pledging company securities and trading in puts, calls or other derivative securities relating to the company's securities.

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PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

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              As noted in the preceding discussion, executive compensation is an important matter both to us and to our shareholders. As a reflection of this importance and pursuant to SEC rules, we offer our shareholders the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Accordingly, we are seeking input from shareholders with this advisory vote on the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement in accordance with the executive compensation disclosure rules of the SEC.

              The Human Resources Committee has overseen the development and implementation of our executive compensation programs. We have designed our compensation programs to directly link a significant portion of the compensation of our named executive officers to defined performance standards that promote balance between the drive for near-term growth and long-term increase in shareholder value. The Committee also designed our compensation programs to attract, retain and motivate key executives who are essential to the implementation of our strategic growth and development strategy. Performance and executive retention are critical to the success of our MOVE strategy.

              The Human Resources Committee bases its executive compensation decisions on our core compensation principles, including the following:

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  incentivizing our executives to perform with shareholders' interests in mind;

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  assembling and maintaining a senior leadership team with the skills necessary to successfully execute our MOVE strategy, maintain our competitiveness, and continue increasing the long-term market value of our company; and

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  balancing awards earned for short-term results with awards earned for strategic decisions that we expect to sustain our long-term performance and deliver the results outlined in our MOVE strategy.

              We believe that our existing compensation programs have been effective at motivating our key executives, including our named executive officers, to achieve superior performance and results for our company, effectively aligning compensation with our financial performance results, giving our executives an ownership interest in our company so their interests are aligned with our shareholders, and enabling us to attract and retain talented executives whose services are in key demand in our industry and market sectors. Fiscal 2014 performance is an example of meeting these needs: overachieving on an aggressive operating income target and continuing to build and retain a talented executive team.

              With our core compensation principles in mind, the Human Resources Committee took or we implemented the following actions in fiscal 2014:

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  structured our annual cash incentive awards for fiscal 2014 with aggressive operating income targets that support MOVE earnings per share targets;

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  approved base salary increases for our named executive officers in line with competitive market trends;

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PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

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  approved long-term equity awards in September 2014 to retain and recognize the performance of our named executive officers and other officers to support higher returns for our shareholders;

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  maintained the structure of our long-term incentive equity awards generally with the objective of providing compensation around the 50th percentile of the compensation database that we use for this purpose;

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  continued to significantly limit the payout amount under new severance agreements that we enter into with our executive officers; and

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  continued to limit the number and value of personal benefits.

              Compensation actions like those described above evidence our philosophy of aligning executive compensation with our financial performance and the marketplace, and increasing long-term shareholder value. We will continue to design and implement our executive compensation programs and policies in line with this philosophy to promote superior performance results and generate greater value for our shareholders. Our MOVE objectives will continue to influence these decisions.

              We urge shareholders to read the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement, which provide detailed information on the compensation of our named executive officers. The Human Resources Committee and our Board believe that the executive compensation program articulated in the Compensation Discussion and Analysis and the accompanying compensation tables contained in this Proxy Statement is effective in achieving our goals and that the compensation of our named executive officers reported in this Proxy Statement has supported and contributed to our success.

              Our Board would like the support of our shareholders for the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement. This advisory vote on the compensation of our named executive officers allows our shareholders to express their opinions about our executive compensation programs. As we seek to align our executive compensation programs with our performance results and shareholders' interests, we ask that our shareholders approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement. Accordingly, for the reasons we discuss above, our Board recommends that shareholders vote in favor of the following resolution:

              "RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis section and compensation tables and narrative discussion contained in this Proxy Statement."

              This advisory vote on the compensation of our named executive officers is not binding on us, our Board or the Human Resources Committee. However, our Board and the Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers. Pursuant to the vote of our shareholders at the 2011 Annual Meeting of Shareholders,

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PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

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we will ask our shareholders to approve, by advisory vote, the compensation of our named executive officers every year until otherwise determined by a vote of our shareholders pursuant to applicable SEC rules. The next advisory vote on frequency of the advisory vote on the compensation of our named executive officers will occur at our 2017 Annual Meeting of Shareholders.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND ACCOMPANYING COMPENSATION TABLES CONTAINED IN THIS PROXY STATEMENT.

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ATTACHMENT A: NON-GAAP FINANCIAL MEASURES

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Non-GAAP Financial Measures

              Our company reports its financial results in accordance with generally accepted accounting principles (GAAP) in the United States of America. Our company is presenting various operating results, such as operating income, income from continuing operations and earnings per share from continuing operations, both on a reported basis and on a basis excluding items that affect comparability of operating results. When our company uses operating results, such as operating income, income from continuing operations and earnings per share from continuing operations, excluding items, they are considered non-GAAP financial measures. Our company believes excluding the impact of these items is useful to investors to allow a more accurate comparison of our company's operating performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our company's results prepared in accordance with GAAP. The table below presents a reconciliation of our company's presented non-GAAP measures to the most directly comparable GAAP measures (in millions, except per share amounts):

Fiscal Year Ended September 30, 2014
Defense Segment:
Non-GAAP defense segment operating income	$85.3
Contract pricing adjustment for OPEB costs	(10.7)
OPEB curtailment gain	10.0
Pension curtailment and settlement loss	(8.2)

GAAP defense segment operating income	$76.4

Consolidated:
Non-GAAP operating income	$512.2
Contract pricing adjustment for OPEB costs	(10.7)
OPEB curtailment gain	10.0
Pension curtailment and settlement loss	(8.2)

GAAP operating income	$503.3

Non-GAAP income from continuing operations attributable to Oshkosh Corporation, net of tax	$309.8
Reduction of valuation allowance on tax net operating loss carryforward	12.1
Debt extinguishment costs, net of tax	(7.0)
Contract pricing adjustment for OPEB costs, net of tax	(6.8)
OPEB curtailment gain, net of tax	6.3
Pension curtailment and settlement loss, net of tax	(5.1)

GAAP income from continuing operations attributable to Oshkosh Corporation, net of tax	$309.3

Non-GAAP earnings per share attributable to Oshkosh Corporation from continuing operations-diluted	$3.62
Reduction of valuation allowance on tax net operating loss carryforward	0.14
Debt extinguishment costs, net of tax	(0.08)
Contract pricing adjustment for OPEB costs, net of tax	(0.08)
OPEB curtailment gain, net of tax	0.07
Pension curtailment and settlement loss, net of tax	(0.06)

GAAP earnings per share attributable to Oshkosh Corporation from continuing operations-diluted	$3.61

	Fiscal 2015 Expectations
	Low	High
Non-GAAP earnings per share attributable to Oshkosh Corporation from continuing operations-diluted	$4.00	$4.25
Debt extinguishment costs, net of tax	(0.11)	(0.11)

GAAP earnings per share attributable to Oshkosh Corporation from continuing operations-diluted	$3.89	$4.14

A-1

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 3, 2015. Meeting Information OSHKOSH CORPORATION NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Meeting Type: Annual For holders as of: December 5, 2014 Date: February 3, 2015 Time: 8:00 a.m. CST Location: Oshkosh Convention Center 2 North Main Street Oshkosh, Wisconsin 54901 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. OSHKOSH CORPORATION ATTN: INVESTOR RELATIONS 2307 OREGON STREET OSHKOSH, WI 54903-2566 M79752-P57810 See the reverse side of this notice for voting instructions and instructions on how to obtain proxy materials.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 20, 2015 to facilitate timely delivery. How To Vote M79753-P57810 Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. Vote In Person: At the meeting, you will need to request a ballot to vote these shares. For directions to the meeting, visit www.oshkoshwaterfronthotel.com/hotel_contact.phtml. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX

Voting Items A. The Board of Directors recommends that you vote FOR each of the following director nominees: 1. Election of Directors Nominees: 01) Richard M. Donnelly 02) Peter B. Hamilton 03) Kathleen J. Hempel 04) Leslie F. Kenne 05) Stephen D. Newlin 06) Craig P. Omtvedt 07) Duncan J. Palmer 08) John S. Shiely 09) Richard G. Sim 10) Charles L. Szews 11) William S. Wallace B. The Board of Directors recommends that you vote FOR Proposals 2 and 3. 2. Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company's independent auditors for fiscal year 2015. 3. Approval, by advisory vote, of the compensation of the Company's named executive officers. C. Other Business. 4. To consider and act on such other business as may properly come before the Annual Meeting. M79754-P57810

M79755-P57810

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time February 2, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Oshkosh Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Oshkosh Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time February 2, 2015. Have your proxy card in hand when you call and then follow the instructions. OSHKOSH CORPORATION ATTN: INVESTOR RELATIONS 2307 OREGON STREET OSHKOSH, WI 54903-2566 M79749-P57810 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. OSHKOSH CORPORATION For All Withhold All For All Except A. The Board of Directors recommends that you vote FOR each of the following director nominees: 1. Election of Directors Nominees: 01) Richard M. Donnelly 02) Peter B. Hamilton 03) Kathleen J. Hempel 04) Leslie F. Kenne 05) Stephen D. Newlin 06) Craig P. Omtvedt 07) Duncan J. Palmer 08) John S. Shiely 09) Richard G. Sim 10) Charles L. Szews 11) William S. Wallace For B. The Board of Directors recommends that you vote FOR Proposals 2 and 3. Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company's independent auditors for fiscal year 2015. 3. Approval, by advisory vote, of the compensation of the Company's named executive officers. C. Other Business. 4. To consider and act on such other business as may properly come before the Annual Meeting. D. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. Please sign within the box(es). I hereby acknowledge receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report. Note: Please sign name exactly as it appears hereon. When signing as attorney, executor, trustee or guardian, please add title. For joint accounts, each owner should sign

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 3, 2015: The Notice of Annual Meeting of Shareholders, the Proxy Statement and our 2014 Annual Report are available online at www.proxyvote.com M79750-P57810 PROXY OSHKOSH CORPORATION Revocable Proxy for the 2015 Annual Meeting of Shareholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS I hereby appoint Richard M. Donnelly and Bryan J. Blankfield, and each of them, with full power to act without the other, and each with full power of substitution (the "Proxies"), as my proxy to vote all shares of Oshkosh Corporation Common Stock that I am entitled to vote at the Annual Meeting of Shareholders of Oshkosh Corporation (the "Company") to be held at the Oshkosh Convention Center, 2 North Main Street, Oshkosh, Wisconsin 54901, at 8:00 a.m. Central Standard Time on Tuesday, February 3, 2015, or at any adjournment or postponement thereof, as set forth herein, hereby revoking any proxy previously given. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THEN THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1, "FOR" THE RATIFICATION OF AUDITORS IN ITEM 2, AND "FOR" THE APPROVAL, BY ADVISORY VOTE, OF THE COMPANY'S EXECUTIVE COMPENSATION IN ITEM 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.